PROSPECTUS

                               40,000,000 SHARES
               CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND
                      COMMON SHARES OF BENEFICIAL INTEREST
                                $15.00 PER SHARE
                             ----------------------

    Investment Objective. Calamos Convertible Opportunities and Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to provide total return, through a combination of capital appreciation and current income.

    Portfolio Contents. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. The portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors, although, under normal circumstances, the Fund will invest at least 50% of its managed assets in convertible securities. "Managed assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). A substantial portion of the Fund's assets may be invested in below investment grade (high yield, high risk) securities. Below investment grade (high yield, high risk) securities are rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies ("Standard & Poor's") or are unrated securities of comparable quality as determined by the Fund's investment adviser. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. There can be no assurance that the Fund will achieve its investment objective.

    Investment Adviser. Calamos Asset Management, Inc. ("Calamos") is the Fund's investment adviser. See "Management of the Fund."

    No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end funds frequently trade at a discount from their net asset value. The risk of loss due to a market discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund has applied to list its common shares on the New York Stock Exchange under the symbol "CHI," subject to official notice of issuance.

    Leverage. The Fund may, but is not required to, issue preferred shares, borrow money or issue debt securities. This practice is known as leverage. The Fund currently anticipates that it will issue cumulative preferred shares, as soon as practicable after the closing of this offering, with an aggregate liquidation preference of up to 25% of the Fund's total assets. The use of preferred shares or borrowing to leverage the common shares creates risks.

    INVESTING IN THE FUND'S COMMON SHARES INVOLVES RISKS THAT ARE DESCRIBED IN "RISK FACTORS" BEGINNING ON PAGE 19 OF THIS PROSPECTUS.
                             ----------------------

                                                              PER SHARE           TOTAL
                                                              ---------           -----
Public offering price.......................................    $15.00         $600,000,000
Sales load..................................................     $.675          $27,000,000
Proceeds, before expenses, to the Fund(1)...................   $14.325         $573,000,000

     (1) Total expenses of issuance and distribution are estimated to be $904,920.

    The underwriters may also purchase up to an additional 6,000,000 common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments.

    Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

    The common shares will be ready for delivery on or about June 28, 2002.
                             ----------------------

                              MERRILL LYNCH & CO.

UBS WARBURG                                               LEGG MASON WOOD WALKER
                                                               INCORPORATED

RBC CAPITAL MARKETS               WACHOVIA SECURITIES               ADVEST, INC.

JANNEY MONTGOMERY SCOTT LLC                            MCDONALD INVESTMENTS INC.

STEPHENS INC.               TD WATERHOUSE              WEDBUSH MORGAN SECURITIES
                             ----------------------

                 The date of this prospectus is June 25, 2002.

(continued from previous page)

     You should read the prospectus, which contains important information about the Fund, before deciding whether to invest in the Fund's common shares and retain it for future reference. A statement of additional information, dated June 25, 2002, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page 39 of this prospectus, by calling 1-800-582-6959 or by writing to the Fund. You can review and copy documents the Fund has filed at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

     The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
Prospectus Summary..........................................     1
Summary of Fund Expenses....................................    11
The Fund....................................................    12
Use of Proceeds.............................................    12
Investment Objective and Principal Investment Strategies....    13
Leverage....................................................    16
Risk Factors................................................    19
Management of the Fund......................................    24
Dividends and Distributions; Automatic Dividend Reinvestment
  Plan......................................................    26
Closed-End Fund Structure...................................    29
U.S. Federal Income Tax Matters.............................    29
Net Asset Value.............................................    31
Description of Shares.......................................    32
Certain Provisions of the Agreement and Declaration of Trust
  and By-Laws...............................................    34
Underwriting................................................    36
Custodian, Transfer Agent, Dividend Disbursing Agent and
  Registrar.................................................    38
Legal Opinions..............................................    38
Table of Contents for Statement of Additional Information...    39

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

     Through and including July 20, 2002 (the 25th day after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer's obligation to deliver a prospectus when acting as underwriter and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

     This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund's common shares. You should review the more detailed information contained in this prospectus and in the statement of additional information, especially the information set forth under the heading "Risk Factors."

THE FUND......................   Calamos Convertible Opportunities and Income
                                 Fund is a newly organized, diversified,
                                 closed-end management investment company.
                                 Throughout the prospectus, we refer to Calamos
                                 Convertible Opportunities and Income Fund as the "Fund" or as "we," "us," or "our." See "The
                                 Fund."

THE OFFERING..................   The Fund is offering 40,000,000 common shares
                                 of beneficial interest ("common shares") at an initial offering price of $15.00 per share. The common shares are being offered by a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated. You must purchase at least 100 common shares ($1,500) in order to participate in the offering. The Fund has granted the underwriters the right to purchase up to an additional 6,000,000 common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments. Calamos has agreed to pay organizational expenses and offering costs
                                 (other than sales load) that exceed $0.03 per share. See "Underwriting."

INVESTMENT OBJECTIVE..........   The Fund's investment objective is to provide
                                 total return, through a combination of capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective. See "Investment Objective and Principal Investment
                                 Strategies -- Investment Objective."

INVESTMENT POLICIES...........   Primary Investments.  Under normal
                                 circumstances, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. The portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors, although, under normal circumstances, the Fund will invest at least 50% of its managed assets in convertible securities. "Managed assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). For this purpose, the liquidation preference on any preferred shares will not constitute a liability. The Fund invests in securities with a broad range of maturities. The average term to maturity of the Fund's securities will typically range from five to ten years. See "Investment Objective and Principal Investment
                                 Strategies -- Principal Investment Strategies."

                                 Convertible Securities. The Fund is not limited in the percentage of its assets invested in convertible securities and investment in convertible securities forms an important part of the Fund's investment strategies. Under normal circumstances, the Fund will invest at least 50% of its managed assets in convertible securities. A convertible security is a debt security or preferred stock that is exchangeable for an equity security of the issuer at a predetermined price (the "conversion price"). Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. See "Investment Objective and Principal Investment Strategies -- Principal Investment Strategies -- Convertible Securities."

                                 Synthetic Convertible Securities. Calamos may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., a fixed-income security ("fixed-income component") and the right to acquire an equity security ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Different companies may issue the fixed-income and convertible components which may be purchased separately, and at different times. The Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 50% of its managed assets in convertible securities and 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. See "Investment Objective and Principal Investment Strategies -- Principal Investment
                                 Strategies -- Synthetic Convertible
                                 Securities."

                                 Non-Convertible Income Securities. The Fund will also invest in non-convertible income securities. The Fund's investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. See "Investment Objective and Principal Investment
                                 Strategies -- Principal Investment
                                 Strategies -- Non-Convertible Income
                                 Securities."

                                 High Yield Securities. A substantial portion of the Fund's assets may be invested in below investment grade (high yield, high risk) securities. These securities are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or are unrated securities of comparable quality as determined by Calamos, the Fund's investment adviser. The Fund may invest in high yield securities of any rating. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. See "Investment Objective and Principal Investment Strategies -- Principal Investment Strategies -- High Yield Securities."

                                 Foreign Issuers. Although the Fund primarily invests in securities of U.S. issuers, the Fund may invest up to 25% of its net assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. A foreign issuer is a company organized under the laws of a foreign country that is principally traded in the financial markets of a foreign country. For purposes of the 25% limitation, foreign securities do not include securities represented by American Depository Receipts ("ADRs") or securities guaranteed by a U.S. person. See "Investment Objective and Principal Investment Strategies -- Principal Investment Strategies -- Foreign Issuers."

                                 Rule 144A Securities. The Fund may invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers ("Rule 144A Securities"). See "Investment Objective and Principal Investment Strategies -- Principal Investment Strategies -- Rule 144A Securities."

                                 Other Securities. Normally, the Fund invests substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in other securities of various types. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year, cash equivalents, or may hold cash. During such periods, the Fund may not be able to achieve its investment objective. See "Investment Objective and Principal Investment
                                 Strategies -- Principal Investment Strategies."

USE OF LEVERAGE BY THE FUND...   The Fund may, but is not required to, issue
                                 preferred shares, borrow money or issue debt securities. This practice is known as leverage.
                                 The Fund currently anticipates that it will issue cumulative preferred shares, as soon as practicable after the closing of this offering, with an aggregate liquidation preference of approximately 25% of the Fund's total assets.
                                 As a non-fundamental policy, such preferred shares or borrowing may not exceed 33 1/3% of the Fund's total assets. The Fund may not be leveraged at all times and the amount of borrowing or leverage, if any, may vary depending upon a variety of factors, including
                                 Calamos's outlook for the market and the costs that the Fund would incur as a result of such leverage. Leverage involves greater risks. The
                                 Fund's leveraging strategy may not be
                                 successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation.
                                 However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Fund's liability is fixed, greater volatility in the Fund's net asset value and the market price of the Fund's common shares and higher expenses. In addition, the rights of lenders and the holders of preferred shares and debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or upon liquidation. Since Calamos's fee is based upon a percentage of the Fund's managed assets, which include assets attributable to any outstanding leverage, the investment management fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund.
                                 Calamos intends only to leverage the Fund when it believes that the potential return on such additional investments is likely to exceed the costs incurred in connection with the borrowing or issuance of preferred shares. See "Leverage" and "Risk Factors -- Leverage."

INVESTMENT ADVISER............   Calamos is the Fund's investment adviser.
                                 Calamos is responsible on a day-to-day basis for investment of the Fund's portfolio in accordance with its investment objective and policies. Calamos makes all investment decisions for the Fund and places purchase and sale orders for the Fund's portfolio securities. As of April 1, 2002, Calamos managed approximately $10.5 billion in assets of individuals and institutions. Calamos is a wholly-owned subsidiary of Calamos Holdings,
                                 Inc. ("Holdings"). Holdings is controlled by John P. Calamos, who has been engaged in the investment advisory business since 1977.

                                 The Fund pays Calamos an annual fee, payable monthly, for its investment management services equal to 0.80% of the Fund's average weekly managed assets. "Managed assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Calamos has contractually agreed to waive its management fee in the amount of 0.25% of the average weekly managed assets of the Fund for the first five full years of the Fund's operations (through June 30, 2007), and to waive a declining amount for an additional three years (through June 30, 2010). See "Management of the Fund."

PORTFOLIO MANAGER.............   John P. Calamos and Nick P. Calamos are
                                 responsible for managing the portfolio of the Fund. During the past five years, John P.
                                 Calamos has been president of Calamos and Calamos Financial Services, Inc. ("CFS"), an affiliate of Calamos, and Nick P. Calamos has been senior executive vice president of Calamos and CFS.

LISTING.......................   The Fund has applied to list its common shares
                                 on the New York Stock Exchange under the symbol
                                 "CHI," subject to official notice of issuance.

CUSTODIAN, TRANSFER AGENT AND
  DIVIDEND DISBURSING AGENT...   The Bank of New York will serve as the Fund's
                                 custodian, transfer agent and dividend
                                 disbursing agent. See "Custodian, Transfer
                                 Agent, Dividend Disbursing Agent and
                                 Registrar."

ADMINISTRATOR.................   Princeton Administrators, L.P., an affiliate of
                                 Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated, will serve as administrator for the Fund. Calamos (and not the Fund) will pay the administrator a monthly fee computed at an annual rate of 0.125% of the Fund's average weekly managed assets, subject to a minimum monthly fee of $12,500.

MARKET PRICE OF COMMON
SHARES........................   Common shares of closed-end investment
                                 companies frequently trade at prices lower than their net asset value. The Fund's net asset value will be reduced immediately following this offering by the sales load and the amount of the organization and offering expenses paid by the Fund. See "Use of Proceeds." In addition to net asset value, the market price of the Fund's common shares may be affected by such factors as the Fund's use of leverage, dividend stability, portfolio credit quality, liquidity, market supply and demand and the Fund's dividends paid (which are, in turn, affected by expenses), call protection for portfolio securities and interest rate movements. See
                                 "Leverage," "Risk Factors" and "Description of
                                 Shares." The Fund's common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase.

DISTRIBUTIONS.................   The Fund intends to distribute to common
                                 shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually. The
                                 Fund expects to declare the initial monthly dividend on the common shares within approximately 45 days of the completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after the completion of this offering. At times, in order to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income in addition to current net investment income.

                                 Pursuant to the Fund's Automatic Dividend
                                 Reinvestment Plan, unless a shareholder is ineligible or elects otherwise, all dividends and capital gains distributions are automatically reinvested in additional common shares of the Fund. However, an investor can choose to receive distributions in cash. Since not all investors can participate in the automatic dividend reinvestment plan, you should contact your broker or nominee to confirm that you are eligible to participate in the plan. See "Dividends and Distributions; Automatic Dividend Reinvestment Plan."

RISKS.........................   No Operating History.  The Fund is a newly
                                 organized closed-end management investment company and has no operating history or history of public trading. See "Risk Factors -- No
                                 Operating History."

                                 Market Discount Risk. Shares of closed-end funds frequently trade at a market price that is below their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Fund. See "Risk Factors -- Market Price of Shares."

                                 Convertible Securities. The Fund is not limited in the percentage of its assets invested in convertible securities and investment in convertible securities forms an important part of the Fund's investment strategies. Under normal circumstances, the Fund will invest at least 50% of its managed assets in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price." The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders. Consequently, the issuer's convertible securities generally entail less risk than its common stock. See "Risk
                                 Factors -- Convertible Securities."

                                 Synthetic Convertible Securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. See "Risk Factors -- Synthetic Convertible Securities."

                                 High Yield Securities. Investment in high yield securities involves substantial risk of loss. Below investment grade securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

                                 - increased price sensitivity to changing
                                   interest rates and to a deteriorating
                                   economic environment;

                                 - greater risk of loss due to default or
                                   declining credit quality;

                                 - adverse company specific events are more
                                   likely to render the issuer unable to make interest and/or principal payments; and

                                 - if a negative perception of the high yield
                                   market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

                                 Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

                                 The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value. See "Risk
                                 Factors -- High Yield Securities."

                                 Interest Rate Risk. In addition to the risks discussed above, debt securities are subject to certain risks, including:

                                 - if interest rates go up, the value of debt
                                   securities in the Fund's portfolio generally will decline;

                                 - during periods of declining interest rates,
                                   the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. High yield securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a high yield obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer; and

                                 - during periods of rising interest rates, the
                                   average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. See "Risk
                                   Factors -- Interest Rate Risks."

                                 Illiquid Investments. The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of Calamos, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may be illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Calamos's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. See "Risk
                                 Factors -- Illiquid Investments."

                                 Foreign Securities.  Investments in non-U.S.
                                 issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S investments in one region or in the securities of emerging market issuers. These risks may include:

                                 - less information about non-U.S. issuers or
                                   markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

                                 - many non-U.S. markets are smaller, less
                                   liquid and more volatile. In a changing
                                   market, Calamos may not be able to
                                   sell the Fund's portfolio securities at
                                   times, in amounts and at prices it considers reasonable;

                                 - an adverse effect of currency exchange rates
                                   or controls on the value of the Fund's
                                   investments;

                                 - the economies of non-U.S. countries may grow
                                   at slower rates than expected or may
                                   experience a downturn or recession;

                                 - economic, political and social developments
                                   may adversely affect the securities markets;
                                   and

                                 - withholding and other non-U.S. taxes may
                                   decrease the Fund's return. See "Risk
                                   Factors -- Foreign Securities."

                                 Leverage. The Fund may issue preferred shares, borrow money or issue debt securities. The Fund currently anticipates that it will issue cumulative preferred shares, as soon as practicable after the closing of this offering, with an aggregate liquidation preference of up to 25% of the Fund's total assets. As a non-fundamental policy, such preferred shares or borrowing may not exceed 33 1/3% of the Fund's total assets. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

                                 - the likelihood of greater volatility of net
                                   asset value and market price of the Fund's common shares;

                                 - fluctuations in the dividend rates on any
                                   preferred shares or in interest rates on borrowings and short-term debt;

                                 - increased operating costs, which may reduce
                                   the Fund's total return; and

                                 - the potential for a decline in the value of
                                   an investment acquired with borrowed funds, while the Fund's obligations under such borrowing remain fixed.

                                 To the extent the income or capital
                                 appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

                                 Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act of 1940 (the "1940 Act"). See "Risk Factors -- Leverage."

                                 Management Risk. Calamos's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect. See "Risk Factors -- Management Risk."

                                 Antitakeover Provisions. The Fund's Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for open-ending the Fund or a merger, asset sale or similar transaction. See "Risk Factors -- Antitakeover Provisions."

                                 Recent Developments. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economics and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to securities or other financial interests. See "Risk Factors -- Recent Developments."

                            SUMMARY OF FUND EXPENSES

     The following table shows the Fund's estimated expenses as a percentage of net assets attributable to common shares assuming the Fund issues preferred shares in an amount equal to 25% of the Fund's managed assets. "Managed assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The liquidation preference of the preferred shares is not a liability.

SHAREHOLDER TRANSACTION FEES:
  Sales Load (as a percentage of offering price)............     4.50%
  Dividend Reinvestment Plan Fees...........................    None(1)

                                                               PERCENTAGE OF
                                                                NET ASSETS
                                                               ATTRIBUTABLE
                                                                 TO COMMON
                                                                 SHARES(2)
                                                               -------------
ANNUAL EXPENSES
  Management Fee............................................       1.07 %(3)
  Other Expenses............................................        .18 %
  Total Annual Expenses.....................................       1.25 %
  Fee Waiver (years 1-5)....................................       (.33)%(3)
  Total Net Annual Expenses (years 1-5).....................        .92 %(3)

---------------

(1) A shareholder that directs the plan agent to sell shares held in a dividend reinvestment account will pay brokerage charges.

(2) The table above shows the estimated expenses you will bear as a holder of common shares, assuming the Fund issues preferred shares in an amount equal to 25% of the Fund's total managed assets, stated as a percentage of the Fund's net assets attributable to common shares. Calamos estimates that the offering costs of issuing the preferred shares (other than the underwriting fees) will be approximately $182,000. If the Fund does not issue preferred shares, or otherwise use leverage, the Fund's expenses would be estimated as set out in the table below.

                                                               PERCENTAGE OF
                                                                NET ASSETS
                                                               ATTRIBUTABLE
                                                                 TO COMMON
                                                                  SHARES
                                                               -------------
ANNUAL EXPENSES
  Management Fee............................................       0.80 %(3)
  Other Expenses............................................        .08 %
  Total Annual Expenses.....................................        .88 %
  Fee Waiver (years 1-5)....................................      (0.25)%(3)
  Total Net Annual Expenses (years 1-5).....................        .63 %(3)

(3) Calamos has contractually agreed to waive management fees in the amount of 0.25% of average weekly managed assets for the first full five years of the Fund's operations, 0.18% of the average weekly managed assets in year 6, 0.11% of the average weekly managed assets in year 7 and 0.04% in year 8. Calamos has agreed to pay organizational expenses and offering costs (other than sales load) that exceed $0.03 per share.

     The purpose of the table above is to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. As of the date of this prospectus, the Fund has not commenced investment operations. The amount set forth under other expenses is based upon estimates for the current year, assuming no exercise of the over-allotment option granted to the underwriters. The table assumes that the Fund issues 40,000,000 common shares and issues preferred shares as a means of leverage. If the Fund issues fewer common shares, all other things being equal, these expenses would increase. If the Fund leverages through borrowing, the Fund would incur interest expense. For additional information with respect to the Fund's expenses, see "Management of the Fund." Other expenses include custodial and transfer agency fees, legal and accounting expenses, and listing fees.

     The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of .92% of net assets attributable to common shares in years 1 through 5, increasing to 1.25% in year 10 and (2) a 5% annual return and
(3) the Fund issues preferred shares in an amount equal to 25% of the Fund's total assets:(1)

                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                      ------   -------   -------   --------
Total Expenses Incurred(2)..........................   $54       $73       $94       $169

---------------

(1) THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated other expenses set forth in the fee table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The expenses you would pay, based on the Fund's expenses stated as a percentage of the Fund's net assets assuming the Fund does not issue preferred shares, or otherwise uses leverage and otherwise on the assumptions in the example would be: 1 year, $51; 3 years, $64; 5 years, $79; and 10 years, $132.

(2) Assumes waiver of fees of 0.25% of average weekly managed assets for the first full 5 years, 0.18% in year 6, 0.11% in year 7 and 0.04% in year 8. Calamos has not agreed to waive any portion of its fees and expenses beyond June 30, 2010. See "Management of the Fund -- Investment Management Agreement."

                                    THE FUND

     Calamos Convertible Opportunities and Income Fund is a newly organized, diversified, closed-end management investment company. The Fund was organized under the laws of the state of Delaware on April 17, 2002, and has registered under the 1940 Act. As a recently organized entity, the Fund has no operating history. The Fund's principal office is located at 1111 East Warrenville Road, Naperville, Illinois 60563-1493, and its telephone number is 1-800-582-6959.

                                USE OF PROCEEDS

     The net proceeds of this offering will be approximately $572,095,080 (or approximately $658,045,080 assuming the underwriters exercise the over-allotment option in full) after payment of offering costs estimated to be approximately $904,920 and the deduction of the sales load. Calamos has agreed to pay organizational expenses and offering costs (other than sales load) that exceed $0.03 per share.

     The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet these investment objectives and policies within three months after completion of this offering. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments. If necessary, the Fund may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in the types of securities in which the Fund may invest directly. See "Investment Objective and Principal Investment Strategies."

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

INVESTMENT OBJECTIVE

     The Fund's investment objective is to provide total return, through a combination of capital appreciation and current income. The Fund makes no assurance that it will realize its objective. An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See "Risk Factors."

PRINCIPAL INVESTMENT STRATEGIES

     Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days' prior written notice of any change as required by the rules under the 1940 Act. The portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors, although, under normal circumstances, the Fund will invest at least 50% of its managed assets in convertible securities. The Fund invests in securities with a broad range of maturities. The average term to maturity of the Fund's securities typically will range from five to ten years.

     Convertible Securities. The Fund is not limited in the percentage of its assets invested in convertible securities, and investment in convertible securities forms an important part of the Fund's investment strategies. A convertible security is a debt security or preferred stock that is exchangeable for an equity security of the issuer at a predetermined price. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

     Calamos typically applies a four-step approach when buying and selling convertible securities for the Fund, which includes:

     1. Evaluating the default risk of the convertible security using traditional credit analysis;

     2. Analyzing the convertible's underlying common stock to determine its capital appreciation potential;

     3. Assessing the risk/return potential of the convertible security; and

     4. Evaluating the convertible security's impact on the overall composition of the Fund and its diversification strategy.

     In analyzing the appreciation potential of the underlying common stock and the default risk of the convertible security, Calamos generally considers the issuer's:

     - financial soundness;

     - ability to make interest and dividend payments;

     - earnings and cash-flow forecast; and

     - quality of management.

     Synthetic Convertible Securities. Calamos may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., a fixed-income security ("fixed-income component") and the right to acquire an equity security ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. The Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 50% of its managed assets in convertible securities and 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities.

     Non-Convertible Income Securities. The Fund will also invest in non-convertible income securities. The Fund's investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

     High Yield Securities. A substantial portion of the Fund's assets may be invested in below investment grade (high yield, high risk) securities. The high yield securities in which the Fund invests are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or are unrated but determined by Calamos to be of comparable quality. The Fund may, but currently does not intend to, purchase distressed securities that are in default or the issuers of which are in bankruptcy. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

     Preferred Shares. The Fund may invest in preferred shares. The preferred shares in which the Fund typically will invest will be convertible securities. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income securities.

     Foreign Securities. Although the Fund primarily invests in securities of U.S. issuers, the Fund may invest up to 25% of its net assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. A foreign issuer is a company organized under the laws of a foreign country that is principally traded in the financial markets of a foreign country. For purposes of the 25% limitation, foreign securities do not include securities represented by American Depository Receipts ("ADRs") or securities guaranteed by a U.S. person.

     Rule 144A Securities. The Fund may invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers ("Rule 144A Securities").

     REITs. The Fund may invest in real estate investment trusts ("REITs"). REITs primarily invest in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

     U.S. Government Securities. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Fund Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since

1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

     Zero Coupon Securities. The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

     Investments in Equity Securities. Consistent with its objective, the Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. Although equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

     Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (1) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (3) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

     The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

     Defensive and Temporary Investments. Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by Calamos to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield on lower rated fixed income securities.

     Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     Lending of Portfolio Securities. The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Calamos to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

     As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund's total assets.

     Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

                                    LEVERAGE

     The Fund may issue preferred shares or borrow or issue short-term debt securities to increase its assets available for investment. The Fund is authorized to issue preferred shares, borrow or issue debt obligations. The Fund currently anticipates that it will issue, as soon as practicable after the closing of this offering, cumulative preferred shares with an aggregate liquidation preference of up to 25% of the Fund's total assets. It is anticipated that the preferred shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends. As a non-fundamental policy, such preferred shares or borrowing may not exceed
33 1/3% of the Fund's total assets. The Fund generally will not issue preferred shares or borrow unless Calamos expects that the Fund will achieve a greater return on such borrowed funds than the additional costs the Fund incurs as a result of such borrowing. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund's holdings. When the Fund leverages its assets, the fees paid to Calamos for investment management services will be higher than if the Fund did not borrow because Calamos's fees are calculated based on the Fund's managed assets, which include the proceeds of the issuance of preferred shares or any outstanding borrowings. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund's assets.

     The Fund's use of leverage is premised upon the expectation that the Fund's preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or borrowing. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term rates rise or the Fund otherwise incurs losses on its investments, the Fund's net asset value attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.

     Leverage creates risks which may adversely affect the return for the holders of common shares, including:

     - the likelihood of greater volatility of net asset value and market price of common shares;

     - fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

     - increased operating costs, which may reduce the Fund's total return; and

     - the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing remains fixed.

     To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated. Calamos may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of additional classes of preferred shares involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on shares or common shares or to engage in other activities. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

     The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. Calamos does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that Calamos otherwise views as favorable.

     Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to maintain coverage of any preferred shares of at least 200%. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund's total assets). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

     If and to the extent that the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on Calamos's ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed. None of the other investment companies managed by Calamos uses leverage to a material extent or as part of a systematic investment program.

EFFECTS OF LEVERAGE

     Assuming the Fund issues preferred shares with a liquidation preference equal to approximately 25% of the Fund's total assets and an annual dividend rate of 3.00% of such liquidation preference (which rate is approximately the current rate which Calamos expects the Fund to pay, based on market rates as of May 1, 2002), income generated by the Fund's portfolio (net of estimated expenses) would need to exceed 0.75% in order to cover such dividend payments on the preferred shares. Actual dividend rates may vary and may be significantly higher or lower than the rate estimated above.

     The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by issuing preferred shares with a liquidation value equal to 25% of the Fund's total assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10% and dividends on preferred shares at an annual dividend rate of 3.00%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses).........     (10)%     (5)%      0%      5%      10%
Corresponding Common Share Return..................  (14.33)%  (7.67)%  (1.00)%  5.67%   12.33%

     Until the Fund issues preferred shares or borrows, the Fund's common shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the common shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer term debt instruments in accordance with the Fund's investment objective and policies.

                                  RISK FACTORS

     General. The Fund is a newly organized, diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests in a diversified portfolio of convertible securities and non-convertible income securities. An investment in the Fund's common shares may be speculative and it involves a high degree of risk. The Fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

     No Operating History. The Fund is a newly organized closed-end management investment company and has no operating history or history of public trading.

     Convertible Securities. The Fund is not limited in the percentage of its assets invested in convertible securities, and investment in convertible securities form an important part of the Fund's investment strategies. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible's "conversion price." The conversion price is defined as the predetermined price at which the convertible could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders. Consequently, the issuer's convertible securities generally entail less risk than its common stock.

     Synthetic Convertible Securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

     High Yield Securities. Investment in high yield securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

     - increased price sensitivity to changing interest rates and to a deteriorating economic environment;

     - greater risk of loss due to default or declining credit quality;

     - adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

     - if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

     Debt securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. A rating of C from Moody's means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Standard & Poor's assigns a rating of C to issues that are currently highly vulnerable to nonpayment, and the C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See the statement of additional information for a description of Moody's and Standard & Poor's ratings.

     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries could adversely affect the ability of high yield issuers in those industries to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent that do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

     The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

     If the Fund invests in high yield securities that are rated C or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

     Leverage. The Fund may issue preferred shares, borrow money or issue debt securities. The Fund currently anticipates that it will issue cumulative preferred shares, as soon as practicable after the closing of this offering, with an aggregate liquidation preference of approximately 25% of the Fund's total assets. As a non-fundamental policy, such preferred shares, borrowing or debt securities may not exceed 33 1/3% of the Fund's total assets. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

     - the likelihood of greater volatility of net asset value and market price of common shares;

     - fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

     - increased operating costs, which may reduce the Fund's total return; and

     - the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing remain fixed.

     To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

     Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

     Since Calamos's investment management fee is a percentage of the Fund's managed assets, Calamos's fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund.

     Interest Rate Risk. Fixed income securities, including high yield securities, are subject to certain common risks, including:

     - if interest rates go up, the value of debt securities in the Fund's portfolio generally will decline;

     - during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer; and

     - during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

     REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index.

     Illiquid Investments. The Fund may invest without limit in illiquid securities. The Fund may also invest without limitation in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of Calamos, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may be illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Calamos's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

     Foreign Securities. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

     - less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

     - many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Calamos may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable;

     - adverse effect of currency exchange rates or controls on the value of the Fund's investments;

     - the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

     - economic, political and social developments may adversely affect the securities markets; and

     - withholding and other non-U.S. taxes may decrease the Fund's return.

     There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

     Economies and social and political climate in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

     Currency Risks. The value of the securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

     Market Price of Shares. Shares of closed-end funds frequently trade at a market price that is below their net asset value. This is commonly referred to as "trading at a discount." This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. Investors who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Fund.

     Whether investors will realize a gain or loss upon the sale of the Fund's common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund's net asset value. Because the market value of the Fund's shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.

     Management Risk. Calamos's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

     Antitakeover Provisions. The Fund's Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transaction with affiliates, open-ending the Fund or a merger, asset sale or similar transaction.

     Recent Developments. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economics and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to securities or other financial interests.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. There are seven Trustees of the Fund, three of whom are "interested persons" of the Trust (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the statement of additional information.

INVESTMENT ADVISER

     The Fund's investments are managed by Calamos, 1111 E. Warrenville Road, Naperville, IL. On April 1, 2002 Calamos managed approximately $10.5 billion in assets of individuals and institutions. Calamos is a wholly-owned subsidiary of Holdings. Holdings is controlled by John P. Calamos, who has been engaged in the investment advisory business since 1977.

INVESTMENT MANAGEMENT AGREEMENT

     Subject to the overall authority of the Board of Trustees, Calamos regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund. In addition, Calamos furnishes for use of the Fund such office space and facilities as the Fund may require for its reasonable needs and supervises the business and affairs of the Fund and provides the following other services on behalf of the Fund and not provided by persons not a party to the investment management agreement: (a) preparing or assisting in the preparation of reports to and meeting materials for the Trustees; (b) supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations;
(c) assisting in the preparation and making of filings with the Commission and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, amendments to the Fund's registration statement on Form N-2 and semi-annual reports on Form N-SAR; (d) overseeing the tabulation of proxies by the Fund's transfer agent; (e) assisting in the preparation and filing of the Fund's federal, state and local tax returns; (f) assisting in the preparation and filing of the Fund's federal excise tax return pursuant to Section 4982 of the Code; (g) providing assistance with investor and public relations matters; (h) monitoring the valuation of portfolio securities and the calculation of net asset value; (i) monitoring the registration of shares of beneficial interest of the Fund under applicable federal and state securities laws; (j) maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; (k) assisting in establishing the accounting policies of the Fund; (l) assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith;
(m) reviewing the Fund's bills; (n) assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and (o) otherwise assisting the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trustees.

     Under the investment management agreement, the Fund will pay to Calamos a fee based on the average weekly managed assets that is accrued daily and paid on a monthly basis. The fee paid by the Fund is at the annual rate of 0.80% of managed assets. Because the fees paid to Calamos are determined on the basis of the Fund's managed assets, Calamos's interest in determining whether to leverage the Fund may differ from the interests of the Fund and its common shareholders.

     Under the terms of its investment management agreement, except for the services and facilities provided by Calamos as set forth therein, the Fund shall assume and pay all expenses for all other Fund operations and activities and shall reimburse Calamos for any such expenses incurred by Calamos. The expenses borne by the Fund shall include, without limitation: (a) organization expenses of the Fund (including out-of-pocket expenses, but not including Calamos' overhead or employee costs); (b) fees payable to Calamos; (c) legal expenses;
(d) auditing and accounting expenses; (e) maintenance of books and records that are required to be maintained by the Fund's custodian or other agents of the Fund; (f) telephone, telex, facsimile, postage and other communications expenses; (g) taxes and governmental fees; (h) fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations and the expense of attendance at professional meetings of such organizations; (i) fees and expenses of accounting agents, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; (j) payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; (k) expenses of preparing share certificates; (l) expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund;
(m) expenses relating to investor and public relations provided by parties other than Calamos; (n) expenses and fees of registering or qualifying shares of beneficial interest of the Fund for sale; (o) interest charges, bond premiums and other insurance expenses; (p) freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; (q) the compensation and all expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees of the Fund who are not affiliated persons of Calamos; (r) brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; (s) expenses of printing and distributing reports, notices and dividends to shareholders; (t) expenses of preparing and setting in type, printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto; (u) costs of stationery; (v) any litigation expenses; (w) indemnification of Trustees and officers of the Fund; (x) costs of shareholders' and other meetings; (y) interest on borrowed money, if any; and (z) the fees and other expenses of listing the Fund's shares on the New York Stock Exchange or any other national stock exchange.

     For the first eight years of the Fund's operations, Calamos has contractually agreed to waive its management fee in the amounts, and for the time periods, set forth below:

                            FEE WAIVED                                    FEE WAIVED
                       (AS A PERCENTAGE OF                           (AS A PERCENTAGE OF
    PERIOD ENDING         AVERAGE WEEKLY          PERIOD ENDING         AVERAGE WEEKLY
      JUNE 30,           MANAGED ASSETS)            JUNE 30,           MANAGED ASSETS)
---------------------  --------------------   ---------------------  --------------------
2002(1)..............         0.25%           2007.................         0.25%
2003.................         0.25%           2008.................         0.18%
2004.................         0.25%           2009.................         0.11%
2005.................         0.25%           2010.................         0.04%
2006.................         0.25%

---------------

(1) From the commencement of operations.

     Calamos has not agreed to waive any portion of its management fee beyond June 30, 2010.

PORTFOLIO MANAGER

     John P. Calamos and Nick P. Calamos are responsible for managing the portfolio of the Fund. During the past five years, John P. Calamos has been president of Calamos and Calamos Financial Services, Inc. ("CFS"), an affiliate of Calamos, and Nick P. Calamos has been senior executive vice president of Calamos and CFS.

ADMINISTRATOR

     Under the terms of an administration agreement among the Fund, Calamos and Princeton Administrators, L.P. (the "Administrator"), an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Administration Agreement"), the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund, including, but not limited to, maintaining certain of the books and records of the Fund, preparing certain reports and other documents required by U.S. federal securities laws and regulations, responding to inquiries from Fund shareholders, calculating and distributing for publication the net asset value of the Fund's shares and providing the Fund with certain administrative office facilities. For the services rendered and the facilities furnished, Calamos (and not the Fund) will pay the Administrator a monthly fee at the annual rate of 0.125% of the Fund's average weekly managed assets, subject to a monthly minimum fee of $12,500. The Administration Agreement will continue in effect until terminated by any party upon 60 days' prior written notice.

       DIVIDENDS AND DISTRIBUTIONS; AUTOMATIC DIVIDEND REINVESTMENT PLAN

DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to distribute all or a portion of its net investment income monthly to holders of common shares. The Fund expects to declare the initial monthly dividend on the common shares within approximately 45 days of the completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after the completion of this offering. Dividends and distributions may be payable in cash or common shares, with the option to receive cash in lieu of the shares. The Fund may at times, and in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year to both reduce its federal income tax liability and to avoid a potential excise tax. The Fund intends to distribute all realized capital gains, if any, at least annually.

     Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

     While any preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (1) all accumulated preferred dividends have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

     In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the common shares in the event of a default on the Fund's borrowings. If the Fund's ability to make distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for shareholders. See "Leverage" and "U.S. Federal Income Tax Matters."

     See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in common shares. Dividends and distributions may be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

     The yield on the Fund's common shares will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund's investment in portfolio securities, the securities comprising the Fund's portfolio, changes in interest rates including changes in the relationship between short-term rates and long-term rates, the amount and timing of the use of borrowings and other leverage by the Fund, the effects of leverage on the common shares discussed above under "Leverage," the timing of the investment of leverage proceeds in portfolio securities, the Fund's net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on the Fund's shares.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Pursuant to the Fund's Automatic Dividend Reinvestment Plan ("Plan"), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by The Bank of New York, as agent for shareholders in administering the Plan ("Plan Agent"), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to such record date.

     Whenever the Fund declares a dividend or distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional common shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will receive newly issued shares from the Fund for each participant's account. The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

     If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the payment date ("last purchase date") to invest the dividend or distribution amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next ex-dividend date, which typically will be approximately ten days. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

     The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of each acquisition made for the participant's account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent's name or that of its nominee, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

     There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "U.S. Federal Income Tax Matters."

     Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value. See "U.S. Federal Income Tax Matters" for a discussion of tax consequences of the Plan.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees such a change is warranted. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a common share at the then current market value of the common shares to be delivered to him or her. If preferred, a participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address above. The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Commission or any other regulatory authority, only by mailing to each participant appropriate written notice at least

30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant's account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by the Fund. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence concerning the Plan should be directed to the Plan Agent at Dividend Reinvestment Department, P.O. Box 1958 Newark, NJ 07101-9774.

                           CLOSED-END FUND STRUCTURE

     The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end management investment companies (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

     Shares of closed-end funds frequently trade at a discount to their net asset value. To the extent the common shares do trade at a discount, the Fund's Board of Trustees may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund. The Board of Trustees believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount. We cannot guarantee or assure, however, that the Fund's Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board of Trustees might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund. Conversion of the Fund to an open-end mutual fund would require an amendment to the Fund's Declaration of Trust. Such an amendment would require the favorable vote of the holders of at least 75% of the Fund's outstanding shares (including any preferred shares) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment were previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the By-laws), and, assuming preferred shares are issued, the affirmative vote of a majority of outstanding preferred shares, voting as a separate class.

                        U.S. FEDERAL INCOME TAX MATTERS

     The following is a description of certain U.S. federal income tax consequences to a shareholder that acquires, holds and/or disposes of common shares of the Fund. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service ("IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. In addition, no attempt is made to present state, local or foreign tax concerns or tax concerns applicable to an investor with a special tax status such as a financial institutional or non-U.S. investors. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND.

     The Fund intends to elect to be treated, and to qualify each year, as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate rates (currently at the maximum rate of 35%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company income, net tax-exempt interest, and net capital gain.

     If for any taxable year the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax and distributions to its shareholders would not be deducted by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute ordinary dividends, which although generally eligible for the corporate dividend received deduction, would be taxable to shareholders as ordinary income, even though such distributions might otherwise, at least in part, have been treated as long-term capital gains in such shareholder's hands.

     Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of common stock of the Fund pursuant to the Plan. For U.S. federal income tax purposes, all dividends are taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Dividends from investment company taxable income are generally taxable as ordinary income. Dividends from net capital gain, if any, are generally taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to the shareholders annually.

     If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder's gross income and the tax deemed paid by the shareholders.

     If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

     Sales and other dispositions of the Fund's shares are taxable events for shareholders that are subject to federal income tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under the "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

     The Fund is required in certain circumstances to backup withhold at a rate of 30% (for calendar years 2002 and 2003) on reportable payments including dividends, capital gain distributions, and proceeds of sales or other dispositions of the Fund's shares paid to certain holders of the Fund's shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

     THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUND CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, FOREIGN, STATE, AND LOCAL INCOME OR OTHER TAXES.

                                NET ASSET VALUE

     Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time), on the last business day in each week. Net asset value is calculated by dividing the value of all of the securities and other assets of the Fund, less its liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of common shares outstanding. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

     The values of the securities in the Fund are based on market prices from the primary market in which they are traded. As a general rule, equity securities listed on a U.S. securities exchange or Nasdaq National Market are valued at the last quoted sale price on the day the valuation is made. Bonds and other fixed-income securities that are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected this will ordinarily be the over-the-counter market. The foreign securities held by a Fund are traded on exchanges throughout the world. Trading on these foreign securities exchanges is completed at various times throughout the day and often does not coincide with the close of trading on the New York Stock Exchange. The value of foreign securities is determined at the close of trading of the exchange on which the securities are traded or at the close of trading on the New York Stock Exchange, whichever is earlier. If market prices are not readily available or the Fund's valuation methods do not produce a value reflective of the fair value of the security, securities and other assets are priced at a fair value as determined by the Board of Trustees or a committee thereof.

                             DESCRIPTION OF SHARES

     The Fund is authorized to issue an unlimited number of common shares, without par value. The Fund is also authorized to issue preferred shares. Upon the completion of this offering, the Fund will only have common shares outstanding. The Board of Trustees is authorized, however, to classify and reclassify any unissued shares into one or more additional classes or series of shares. The Board of Trustees may establish such series or class, including preferred shares, from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Agreement and Declaration of Trust and By-laws to reflect the terms of any such class or series, including any class of preferred shares. The Fund currently anticipates that it will issue preferred shares as soon as practicable after the closing of this offering. See "Leverage." The Fund is also authorized to issue other securities, including debt securities.

COMMON SHARES

     Common shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held.

     In the event that the Fund issues preferred shares and so long as any shares of the Fund's preferred shares are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. See "Leverage."

     The Fund will send unaudited reports at least semiannually and audited annual financial statements to all of its shareholders.

     Calamos provided the initial capital for the Fund by purchasing 7,000 common shares of the Fund for $100,275. As of the date of this prospectus, Calamos owned 100% of the outstanding common shares. Calamos may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

PREFERRED SHARES

     The Fund currently anticipates issuing, as soon as practicable after the closing of this offering, cumulative preferred shares with an aggregate liquidation preference of approximately 25% of the Fund's total assets. As a non-fundamental policy, the Fund may not issue preferred shares (or borrow money and issue debt securities) with an aggregate liquidation preference (or aggregate principal amount) exceeding 33 1/3% of the Fund's total assets. However, the Board of Trustees reserves the right to issue preferred shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund's total assets less the Fund's liabilities and indebtedness. Although the terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Agreement and Declaration of Trust, it is likely that the preferred shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

     The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years' accumulated dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Agreement and Declaration of Trust and By-Laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

     The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

     The terms of the preferred shares are expected to provide that (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

     The discussion above describes the possible offering of preferred shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

          CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST
                                  AND BY-LAWS

     The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one third of the Board of Trustees is elected by shareholders each year. A Trustee may be removed from office with or without cause by a vote of at least a majority of the then Trustees if such removal is approved by the holders of at least 75% of the shares entitled to vote with respect to the election of such Trustee and present in person or by proxy at a meeting of shareholders called for such purpose.

     In addition, the Agreement and Declaration of Trust requires the affirmative vote of at least 75% of the outstanding shares entitled to vote on the matter for the Trust to merge or consolidate with any other corporation, association, trust or other organization or to sell, lease or exchange all or substantially all of the Fund's assets; unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the Trustees then in office, in which case, the affirmative vote of a majority of the outstanding shares entitled to vote on the matter is required.

     In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Agreement and Declaration of Trust. Such an amendment would require the favorable vote of a majority of the then Trustees followed by a favorable vote of the holders of at least 75% of the shares entitled to vote on the matter, voting as separate classes or series (or a majority of such shares if the amendment was previously approved by 75% of the Trustees). Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the New York Stock Exchange. Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the purchase of illiquid securities.

     In addition, the Agreement and Declaration of Trust requires the affirmative vote or consent of a majority of the then Trustees followed by the affirmative vote or consent of the holders of at least 75% of the shares of each affected class or series of the Fund outstanding, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case a majority of the outstanding shares entitled to vote shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:

     - the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

     - the issuance of any securities of the Fund to any Principal Shareholder for cash; or

     - the sale, lease or exchange to the Fund or any subsidiary of the Fund in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

     The Fund may be terminated by the affirmative vote of not less than 75% of the Trustees then in office by written notice to the shareholders.

     The Agreement and Declaration of Trust and By-laws provide that the Board of Trustees has the power, to the exclusion of shareholders, to make, alter or repeal any of the By-laws (except for any by-law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Agreement and Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of 75% of outstanding shares of the Fund, can be amended or repealed except by the vote of such required number of shares.

     The Fund's By-laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure as specified in the By-laws of the date of the meeting. Any notice by a shareholder must be accompanied by certain information as provided in the By-laws.

                                  UNDERWRITING

     Subject to the terms and conditions of a purchase agreement dated June 25, 2002, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.

                                                                 NUMBER OF
UNDERWRITER                                                    COMMON SHARES
-----------                                                    -------------
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated...................................    11,800,000
UBS Warburg LLC.............................................     9,000,000
RBC Dain Rauscher Inc. .....................................     6,000,000
Legg Mason Wood Walker, Incorporated........................     3,000,000
Wachovia Securities, Inc. ..................................     3,000,000
Advest, Inc. ...............................................       700,000
Janney Montgomery Scott LLC.................................       700,000
McDonald Investments Inc., a KeyCorp Company................       700,000
Stephens Inc. ..............................................       500,000
TD Waterhouse Investor Services, Inc. ......................       500,000
Wedbush Morgan Securities...................................       500,000
CIBC World Markets Corp. ...................................       400,000
Deutsche Bank Securities Inc. ..............................       400,000
Prudential Securities Incorporated..........................       400,000
U.S. Bancorp Piper Jaffray Inc. ............................       400,000
Wells Fargo Van Kasper LLC..................................       400,000
Allen & Co. of Florida......................................       100,000
BB&T Capital Markets, A division of Scott and Stringfellow,
  Inc. .....................................................       100,000
Robert W. Baird & Co. Incorporated..........................       100,000
William Blair & Company, L.L.C. ............................       100,000
Brean Murray & Co., Inc. ...................................       100,000
Cadaret, Grant & Co., Inc. .................................       100,000
Crowell, Weedon & Co. ......................................       100,000
D.A. Davidson & Co. ........................................       100,000
Ferris, Baker Watts, Incorporated...........................       100,000
First Southwest Company.....................................       100,000
Johnston, Lemon & Co. Incorporated..........................       100,000
Leerink Swann & Company.....................................       100,000
Morgan Keegan & Company, Inc. ..............................       100,000
NatCity Investments, Inc. ..................................       100,000
SWS Securities, Inc. .......................................       100,000
Stifel, Nicolaus & Company, Incorporated....................       100,000
                                                                ----------
          Total.............................................    40,000,000
                                                                ==========

     The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Fund and Calamos have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the underwriters may be required to make for any of those liabilities.

     The underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $.45 per share. The sales load the Fund will pay of $.675 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $.10 per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

     The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

                                                 PER SHARE   WITHOUT OPTION   WITH OPTION
                                                 ---------   --------------   ------------
Public offering price..........................    $15.00     $600,000,000    $690,000,000
Sales load.....................................     $.675      $27,000,000     $31,050,000
Proceeds, before expenses, to the Fund.........   $14.325     $573,000,000    $658,950,000

     The expenses of the offering are estimated at $904,920 and are payable by the Fund. The Fund has agreed to pay the underwriters $0.005 per common share as a partial reimbursement of expenses incurred in connection with the offering. Calamos has agreed to pay organizational expenses and offering costs of the Fund (other than sales load) that exceed $0.03 per share.

     The Fund has granted the underwriters an option to purchase up to 6,000,000 additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any over-allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

     In connection with the requirements for listing the Fund's common shares on the New York Stock Exchange, the underwriters have undertaken to sell lots of 100 or more common shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 common shares.

     Until the distribution of the common shares is complete, Securities and Exchange Commission ("SEC") rules may limit underwriters and selling group members from bidding for and purchasing the Fund's common shares. However, the underwriters may engage in transactions that stabilize the price of common shares, such as bids or purchases to peg, fix or maintain that price.

     If the underwriters create a short position in the Fund's common shares in connection with the offering, i.e., if they sell more common shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing common shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. Purchases of common shares to stabilize its price or to reduce a short position may cause the price of the Fund's common shares to be higher than it might be in the absence of such purchases.

     Neither the Fund nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of common shares. In addition, neither the Fund nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

     The Fund has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of common shares to the underwriters pursuant to the purchase agreement.

     The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities and, therefore, can be expected to engage in portfolio transactions with the Fund.

     The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080.

       CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

     The Fund's securities and cash are held under a custodian agreement with The Bank of New York, One Wall Street, New York, New York 10286. The transfer agent, dividend disbursing agent and registrar for the Fund's shares is also The Bank of New York.

                                 LEGAL OPINIONS

     Bell, Boyd & Lloyd LLC, Chicago, Illinois, serves as counsel to the Fund and to the non-interested Trustees. Vedder, Price, Kaufman & Kammholz ("Vedder Price"), Chicago, Illinois, which is serving as special counsel to the Fund in connection with the offering, will pass on the legality of the shares offered hereby. Vedder Price is also counsel to Calamos. Certain matters will be passed upon for the underwriters by Clifford Chance Rogers & Wells LLP, New York, New York. Vedder Price and Clifford Chance Rogers & Wells LLP may rely on matters of Delaware law on the opinion of Morris, Nichols, Arsht & Tunnell, Wilmington, Delaware.

           TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

Use of Proceeds.............................................    S-1
Investment Objective and Policies...........................    S-1
Investment Restrictions.....................................   S-18
Management of the Fund......................................   S-19
Portfolio Transactions......................................   S-25
Repurchase of Common Shares.................................   S-26
U.S. Federal Income Tax Matters.............................   S-27
Performance-Related, Comparative and Other Information......   S-33
Experts.....................................................   S-33
Additional Information......................................   S-33
Financial Statement and Independent Auditors' Report........   S-33
Appendix A -- Description of Ratings........................    A-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               40,000,000 SHARES

               CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND

                      COMMON SHARES OF BENEFICIAL INTEREST

                                   ----------
                                   PROSPECTUS
                                   ----------

                              MERRILL LYNCH & CO.

                                  UBS WARBURG

                             LEGG MASON WOOD WALKER
                                  INCORPORATED

                              RBC CAPITAL MARKETS

                              WACHOVIA SECURITIES

                                  ADVEST, INC.

                          JANNEY MONTGOMERY SCOTT LLC

                           MCDONALD INVESTMENTS INC.

                                 STEPHENS INC.

                                 TD WATERHOUSE

                           WEDBUSH MORGAN SECURITIES

                                 JUNE 25, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SEC FILE NUMBER: 811-21080                                                  1314
                 333-86678

                CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

         Calamos Convertible Opportunities and Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated June 25, 2002. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling 1-800-582-6959. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov).

                               TABLE OF CONTENTS

Use of Proceeds................................................................................................S-1
Investment Objective and Policies..............................................................................S-1
Investment Restrictions.......................................................................................S-18
Management of the Fund........................................................................................S-19
Portfolio Transactions........................................................................................S-25
Repurchase of Common Shares...................................................................................S-26
U.S. Federal Income Tax Matters...............................................................................S-27
Performance-Related, Comparative and Other Information........................................................S-33
Experts  .....................................................................................................S-33
Additional Information........................................................................................S-33
Financial Statement and Independent Auditors' Report..........................................................S-33
Appendix A-- Description of Ratings............................................................................A-1



   This Statement of Additional Information is dated June 25, 2002.

                                 USE OF PROCEEDS

         The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet the investment objective and policies within three months after completion of the offering. Pending such investment, the net proceeds may be invested in U.S. government securities high grade, short-term money market instruments. If necessary, the Fund may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily the types of securities in which the Fund may invest directly.

                        INVESTMENT OBJECTIVE AND POLICIES

         The prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund's prospectus and provides additional information on the Fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's restrictions and policies.

PRIMARY INVESTMENTS

         Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. The Fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its managed assets as described in the sentence above. The portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time in light of the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors, although, under normal circumstances, the Fund will invest at least 50% of its managed assets in convertible securities. "Managed assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). For this purpose, the liquidation preference on the preferred shares will not constitute a liability.

CONVERTIBLE SECURITIES

         Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.

         The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

         If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

SYNTHETIC CONVERTIBLE SECURITIES

     Calamos Asset Management, Inc. ("Calamos") may create a "synthetic" convertible security by combining fixed income securities with the right to acquire equity securities. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the true convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when Calamos believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

         A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

         The Fund may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security, however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

         The Fund's holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund's policy to invest at least 50% of its assets in convertible securities and 80% of its managed assets in a diversified portfolio of convertible and non-convertible income securities.

HIGH YIELD SECURITIES

         A substantial portion of the Fund's assets may be invested in below investment grade (high yield, high risk) securities. The high yield securities in which the Fund invests are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or are unrated but determined by Calamos to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

         INVESTMENT IN HIGH YIELD SECURITIES INVOLVES SUBSTANTIAL RISK OF LOSS. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

         - increased price sensitivity to changing interest rates and to a deteriorating economic environment;

         -  greater risk of loss due to default or declining credit quality;

         - adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

         - if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

         Debt securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. A rating of C from Moody's means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Standard & Poor's assigns a rating of C to issues that are currently highly vulnerable to nonpayment, and the C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See Appendix A to this statement of additional information for a description of Moody's and Standard & Poor's ratings.

         Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries could adversely affect the ability of high yield issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

         The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

         Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         If the Fund invests in high yield securities that are rated C or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

DISTRESSED SECURITIES

         The Fund may, but currently does not intend to, invest up to 5% of its total assets in distressed securities, including corporate loans, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody's or CC or lower by Standard & Poor's) or which are unrated investments considered by Calamos to be of comparable quality. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

LOANS

         The Fund may invest up to 5% of its total assets in loan participations and other direct claims against a borrower. The corporate loans in which the Fund invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S.

Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission (SEC).

         As in the case of other high yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (Ba or lower by Moody's or BB or lower by Standard & Poor's), or may be unrated investments considered by Calamos to be of comparable quality. As in the case of other high yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

FOREIGN SECURITIES

         The Fund may invest up to 25% of its net assets, in securities of foreign issuers. For this purpose, foreign securities do not include American Depositary Receipts ("ADRs") or securities guaranteed by a United States person, but may include foreign securities in the form of European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar-denominated receipts evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

         To the extent positions in portfolio securities are denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging and portfolio hedging below under "Currency Exchange Transactions.")

         Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

         Although the Fund intends to invest in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

         The Fund expects that substantially all of its investments will be in developed nations. However, the Fund may invest in the securities of emerging countries. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

CURRENCY EXCHANGE TRANSACTIONS

         Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

         Forward currency exchange transactions may involve currencies of the different countries in which the Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The Fund may not engage in "speculative" currency exchange transactions.

         If the Fund enters into a forward contract, the Fund's custodian will segregate liquid assets of the Fund having a value equal to the Fund's commitment under such forward contract. At the maturity of the forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

SYNTHETIC FOREIGN MONEY MARKET POSITIONS

         The Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS

         An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS. The Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the

United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

LENDING OF PORTFOLIO SECURITIES

         The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in Calamos's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

OPTIONS ON SECURITIES, INDEXES AND CURRENCIES

         The Fund may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the Nasdaq National Market System. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

         An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         The Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

         If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

RISKS ASSOCIATED WITH OPTIONS

         There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

         If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might not be able to exercise an option it has purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         The Fund may use interest rate futures contracts, index futures contracts and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(1) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

         The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

         The success of any futures transaction depends on the investment manager correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the investment manager might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Fund does not represent a

----------
(1) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

RISKS ASSOCIATED WITH FUTURES

         There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighing of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

         If other options, futures contracts or futures options of types other than those described herein are traded in the future, the Fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund's investment objective.

         When purchasing a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed by the Fund.

         The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

         In order to comply with Commodity Futures Trading Commission Regulation
4.5 and thereby avoid being deemed a "commodity pool operator," the Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%.

WARRANTS

         The Fund may invest in warrants. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to twenty years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

PORTFOLIO TURNOVER

         Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in the Fund would result in increased transaction expense, which must be borne by that Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

SHORT SALES

         The Fund may attempt to hedge against market risk and to enhance income by selling short "against the box," that is: (1) entering into short sales of securities that it currently has the right to acquire through the conversion or exchange of other securities that it owns, or to a lesser extent, entering into short sales of securities that it currently owns; and (2) entering into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open. The Fund may make short sales of securities only if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.


         In a short sale against the box, the Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

         A short sale works the same way, except that the Fund places in the segregated account cash or U.S. government securities equal in value to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash or U.S. government securities required to be deposited with the broker as collateral. In addition, so long as the short position is open, the Fund must adjust daily the value of the segregated account so that the amount deposited in it, plus any amount deposited with the broker as collateral, will equal the current market value of the security sold short. However, the value of the segregated account may not be reduced below the point at which the segregated account, plus any amount deposited with the broker, is equal to the market value of the securities sold short at the time they were sold short.

         Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

         Short sale transactions of the Fund involve certain risks. In particular, the imperfect correlation between the price movements of the convertible securities and the price movements of the underlying common stock being sold short creates the possibility that losses on the short sale hedge position may be greater than gains in the value of the portfolio securities being hedged. In addition, to the extent that the Fund pays a conversion premium for a convertible security, the Fund is generally unable to protect against a loss of such premium pursuant to a short sale hedge. In determining the number of shares to be sold short against the Fund's position in the convertible securities, the anticipated fluctuation in the conversion premiums is considered. The Fund will also incur transaction costs in connection with short sales. Certain provisions of the Internal Revenue Code (and related Treasury Regulations thereunder) may limit the degree to which the Fund is able to enter into short sales and other transactions with similar effects without triggering adverse tax consequences, which limitations might impair the Fund's ability to achieve its investment objective. See "U.S. Federal Income Tax Matters."

         In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

"WHEN-ISSUED" AND DELAYED DELIVERY SECURITIES AND REVERSE REPURCHASE AGREEMENTS

         The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Calamos deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

         The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

         At the time when the Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

ILLIQUID SECURITIES

         The Fund may invest without limitation in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of Calamos, liquid if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may be illiquid. The Fund may invest without limit in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Calamos's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

         The Fund may invest without limit in bonds, corporate loans, convertible securities, preferred stocks and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Such investments may affect the Fund's ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets.

TEMPORARY INVESTMENTS

         The Fund may make temporary investments without limitation when Calamos determines that a defensive position is warranted. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and that are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and repurchase agreements.

REPURCHASE AGREEMENTS

         As part of its strategy for the temporary investment of cash, the Fund may enter into "repurchase agreements" pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit the Fund to earn interest on assets awaiting long term investment. The Fund requires continuous maintenance by the custodian for the Fund's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

PREFERRED SHARES

         The Fund may invest in preferred shares. The preferred shares that the Fund will invest in will typically be convertible securities. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares.

REAL ESTATE INVESTMENT FUNDS ("REITS") AND ASSOCIATED RISK FACTORS

         REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

         Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index.

OTHER INVESTMENT COMPANIES

         The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result,
(i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

         The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

                             INVESTMENT RESTRICTIONS

         The following are the Fund's fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares). If the Fund were to issue a class of preferred shares, the investment restrictions could not be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class.

         The Fund may not:

         (1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

         (2) Borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

         (3) Invest in real estate, except that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment funds and mortgage-backed securities.

         (4) Make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

         (5) Invest in physical commodities or contracts relating to physical commodities.

         (6) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of securities held in its portfolio.

         (7) Make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act and the rules and interpretive positions of the SEC thereunder.

         (8) Concentrate its investments in securities of companies in any particular industry as defined in the 1940 Act and the rules and interpretive positions of the SEC thereunder.

         All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund's outstanding voting shares.

         Under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the Prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         In addition, to comply with federal income tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited by both an income and an asset test. See "U.S. Federal Income Tax Matters."

         As a non-fundamental policy, the Fund may not issue preferred shares, borrow money or issue debt securities in an aggregate amount exceeding 33 1/3% of the Fund's total assets.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Asterisks indicates those Trustees who are interested persons of the Fund within the meaning of the 1940 Act, and they are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Messrs. Marsh and Rybak, serves as a Trustee of each of Calamos Investment Trust and Calamos Advisors Trust (nine U.S. registered investment portfolios), each of which Calamos serves as investment adviser (collectively, the nine portfolios are called the "Calamos Funds"). Messrs. Marsh and Rybak are nominees for election as Trustees of each of Calamos Investment Trust and Calamos Advisors Trust. The address for all Interested Trustees and all officers of the Fund is 1111 East Warrenville Road, Naperville, Illinois 60563-1493 except Mr. Marsh whose address is 311 South Wacker Drive, Suite 3000, Chicago, IL 60606-6677. The addresses of the "non-interested" Trustees are as follows: the address of Mr. Dowen is Department of Finance, Northern Illinois University, DeKalb, Illinois 60115; that of Mr. Hanauer is 361 Forest Avenue, Suite 200, Laguna Beach, California 92651; that of Mr. Neal is 309 Sterling Road, Kenilworth, Illinois 60043; and that of Mr. Rybak is 12813 Misty Harbour Lane, Palos Park, IL 60464.

                                                 TERM OF
                               POSITIONS        OFFICE AND
                             HELD WITH THE      LENGTH OF         PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
     NAME AND AGE                FUND            SERVICE          AND OTHER DIRECTORSHIPS HELD BY THE TRUSTEE
-----------------------     ----------------   --------------     --------------------------------------------
INTERESTED TRUSTEES:

*John P. Calamos (61)       Trustee and         Trustee since     President, Calamos; President, Calamos Financial
                            President           April 2002.       Services, Inc. ("CFS"); Trustee,
                                                Term expires      Calamos Advisors Trust and Calamos Investment
                                                in 2005.          Trust.


*Nick P. Calamos (40)       Trustee             Trustee since     Senior Executive Vice President, Calamos and CFS;
                                                May 2002.         Trustee, Calamos Advisors Trust and Calamos
                                                Term expires      Investment Trust.
                                                in 2004.

*Weston W. Marsh (51)       Trustee             Trustee since     Partner, Freeborn & Peters (law firm); Director,
                                                May 2002.         Telesource International (construction and power
                                                Term expires      company); Nominee for election as Trustee, Calamos
                                                in 2005.          Advisors Trust and Calamos Investment Trust.

INDEPENDENT TRUSTEES:

Richard J. Dowen (57)       Trustee             Trustee since     Chair and Professor of Finance, Northern Illinois University;
                                                May 2002.         Trustee, Calamos Advisors Trust and Calamos
                                                Term expires      Investment Trust.
                                                in 2004.

Joe F. Hanauer (64)         Trustee             Trustee since     Director, MAF Bancorp (banking); Director, Homestore.com,
                                                May 2002.         Inc., (internet provider of real estate information and
                                                Term expires      products); Director, Grubb & Ellis Co. (advisory firm
                                                in 2003.          specializing in real estate); Director, Combined Investments,
                                                                  L.P. (investment management); Trustee, Calamos Advisors Trust and Calamos Investment Trust (since 2001).

John E. Neal (52)           Trustee             Trustee since     Managing Director, Bank One Capital Markets (investment
                                                May 2002.         banking) (since 1999); Private Investor (1998); and
                                                Term expires      President, Kemper Mutual Funds (1996-1977); Trustee,
                                                in 2003.          Calamos Advisors Trust and Calamos Investment Trust (since 2001).


William Rybak (51)          Trustee             Trustee since     Director, Howe Barnes Investments (since January 2002); Executive
                                                May 2002.         Vice President and Chief Financial Officer, Van Kampen
                                                Term expires      Investments, Inc. (and subsidiaries) (investment manager)
                                                in 2005.          (1986-2000); Director, Alliance Bancorp (formerly Hinsdale
                                                                  Financial Corporation) (savings & loan holding company)
                                                                  (1986-2001); Nominee for election as  Trustee, Calamos Advisors
                                                                  Trust and Calamos Investment Trust.

FUND OFFICERS:

Patrick H. Dudasik (46)     Vice President      Since             Executive Vice President, Chief Financial and
                                                April 2002.       Administrative Officer and Treasurer of Calamos,
                                                Serves at the     since 2001; Chief Financial Officer, David Gomez
                                                discretion of     and Associates, 1998-2001; Chief Financial
                                                the Board.        Officer, Scudder Kemper Investments, Inc.,
                                                                  (investment manager) 1994-1998.

                                                 TERM OF
                               POSITIONS        OFFICE AND
                             HELD WITH THE      LENGTH OF         PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
     NAME AND AGE                FUND            SERVICE          AND OTHER DIRECTORSHIPS HELD BY THE TRUSTEE
-----------------------     ----------------   --------------     --------------------------------------------
Rhowena Blank (33)          Treasurer           Since             Vice President-Operations, Calamos,(since 1999);
                                                April 2002.       Director of Operations, Christian Brothers
                                                Serves at the     Investment Services (investment manager),(1998-1999);
                                                discretion of     Audit Manager, Ernst & Young, LP (independent auditors),
                                                the Board.        (1994-1998).

Jeff Lotito (29)            Assistant           Since             Operations Manager, Calamos, (since 2000);
                            Treasurer           April 2002.       Manager-Fund Administration, Van Kampen,
                                                Serves at the     (1999-2000); Supervisor-Corporate Accounting,
                                                discretion of     Stein Roe and Farnham Incorporated (investment manager),
                                                the Board.        (1998-1999); Supervisor-Financial Reporting, Scudder Kemper
                                                                  Investments, Inc., (1996-1998).

James S. Hamman, Jr.        Secretary           Since             Executive Vice President and General Counsel,
 (32)                                           April 2002.       Calamos, (since 1998); Vice President and
                                                Serves at the     Associate Counsel, Scudder Kemper Investments,
                                                discretion of     Inc., (1996-1998).
                                                the Board.

------------------

* John P. Calamos and Nick P. Calamos are trustees who are "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act") because of their position with Calamos. Weston W. Marsh is a trustee who is an "interested person" of the Trust as defined in the 1940 Act because he is a partner at a law firm that has performed work for one or more principal underwriters. In addition, Mr. Marsh is a partner at a law firm that has performed work for John P. Calamos, the chief executive and a controlling person of Calamos (such work was not with respect to 1940 Act or Investment Advisers Act of 1940 matters). Upon the advice of counsel to the Trust, the Trust does not believe that Mr. Marsh is an "interested person" of Calamos.


         The Trustees of the Trust are also Trustees of Calamos Advisors Trust and Calamos Investment Trust, both open-end investment companies advised by Calamos.

         The Fund's Board of Trustees consists of seven members. The term of one class expires each year commencing with the first annual meeting following this public offering and no term shall continue for more than three years after the applicable election. The terms of Joe F. Hanauer and John E. Neal expire at the first annual meeting following this public offering, the terms of Nick P. Calamos and Richard J. Dowen expire at the second annual meeting, and the terms of John P. Calamos, Weston W. Marsh and William Rybak expire at the third annual meeting. Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.



COMMITTEES OF THE BOARD OF TRUSTEES. The Funds Board of Trustees currently has three standing committees:

Executive Committee. Messrs. John Calamos and Nick Calamos are members of the Executive Committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions.

Audit Committee. Messrs. Dowen, Hanauer, Neal, and Rybak serve on the Audit Committee. The Audit Committee recommends independent auditors to the trustees, monitors the auditors' performance, reviews the results of the Funds audit, and responds to other matters deemed appropriate by the Board of Trustees.

Governance Committee. Messrs. Dowen, Hanauer, Neal, Marsh and Rybak serve on the Governance Committee. The Governance Committee oversees the independence and effective functioning of the Board of Trustees and endeavors to be informed about good practices for fund boards. The members of the Governance Committee, who are not interested persons of the Trust, makes recommendations to the Board of Trustees regarding candidates for election as non-interested Trustees. The Governance Committee will not consider shareholder recommendations regarding candidates for election as Trustees. S-20

         The Fund's Agreement and Declaration of Trust provides that the Fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any claim in which they may be involved because of their offices with the Fund, unless it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

COMPENSATION OF OFFICERS AND TRUSTEES

         The Fund pays no salaries or compensation to any of its officers or to the Trustees who are affiliated persons of Calamos.

         The following table sets forth certain information with respect to the compensation paid to each Trustee by the Fund and the Calamos Funds as a group. Compensation from the Fund is for the current calendar year and is estimated. Total compensation from the Calamos Funds as a group is for the calendar year ended December 31, 2001.

                                        ESTIMATED AGGREGATE           TOTAL COMPENSATION FROM THE
         NAME OF TRUSTEE               COMPENSATION FROM FUND        FUND AND OTHER CALAMOS FUNDS(1)
----------------------------           ----------------------        -------------------------------
John P. Calamos                              $    0                          $     0
Nick P. Calamos                                   0                                0
Richard J. Dowen                              6,200                           20,000
Joe F. Hanauer                                6,200                            2,333
John E. Neal                                  6,200                            2,330
Weston W. Marsh                               6,200                                0
William Rybak                                 6,200                                0

OWNERSHIP OF SHARES OF THE FUND AND OTHER CALAMOS FUNDS

         The following table indicates the value of shares that each Trustee beneficially owns in the Fund and the Calamos Funds in the aggregate. The value of shares of the Calamos Funds is determined on the basis of the net asset value of the class of shares held as of December 31, 2001. The value of the shares held are stated in ranges in accordance with the requirements of the Securities and Exchange Commission (the "Commission"). The table reflects the Trustee's beneficial ownership of shares of the Calamos Funds. Beneficial ownership is determined in accordance with the rules of the SEC.

                                                                     AGGREGATE DOLLAR RANGE OF
                                                                      EQUITY SECURITIES IN ALL
                                   DOLLAR RANGE OF EQUITY               REGISTERED INVESTMENT
       NAME OF TRUSTEE             SECURITIES IN THE FUND        COMPANIES IN THE CALAMOS FUNDS(1)
----------------------------       -----------------------       ---------------------------------

INTERESTED TRUSTEES:
John P. Calamos                             None                      Over 100,000
Nick P. Calamos                             None                      Over 100,000
Weston W. Marsh                             None                          None

Non-Interested Trustees:
  Richard J. Dowen                          None                     50,001-100,000
  Joe F. Hanauer                            None                          None
  John E. Neal                              None                      Over 100,000
  William Rybak                             None                          None

(1) Messrs. Hanauer, Marsh and Rybak did not become trustees until 2002.

CODE OF ETHICS

         The Fund and Calamos have adopted a code of ethics under Rule 17j-1 of the 1940 Act which is applicable to officers, directors/Trustees and designated employees of Calamos and CFS. Employees of Calamos and CFS are permitted to make personal securities transactions, including transactions in securities that the Fund may purchase, sell or hold, subject to requirements and restrictions set forth in the code of ethics of Calamos and CFS. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Calamos and CFS employees and the interests of investment advisory clients such as the Fund. Among other things, the code of ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transaction of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel.



INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

         Subject to the overall authority of the board of trustees, Calamos provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund. In addition, Calamos furnishes for use of the Fund such office space and facilities as the Fund may require for its reasonable needs and supervises the business and affairs of the Fund and provides the following other services on behalf of the Fund and not provided by persons not a party to the investment management agreement: (i) preparing or assisting in the preparation of reports to and meeting materials for the Trustees; (ii) supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations;
(iii) assisting in the preparation and making of filings with the Commission and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, amendments to the Fund's registration statement on Form N-2 and semi-annual reports on Form N-SAR; (iv) overseeing the tabulation of proxies by the Fund's transfer agent; (v) assisting in the preparation and filing of the Fund's federal, state and local tax returns; (vi) assisting in the preparation and filing of the Fund's federal excise tax return pursuant to Section 4982 of the Code; (vii) providing assistance with investor and public relations matters; (viii) monitoring the valuation of portfolio securities and the calculation of net asset value; (ix) monitoring the registration of shares of beneficial interest of the Fund under applicable federal and state securities laws; (x) maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; (xi) assisting in establishing the accounting policies of the Fund;
(xii) assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; (xiii) reviewing the Fund's bills; (xiv) assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and (xv) otherwise assisting the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trustees.

         Under the investment management agreement, the Fund pays to Calamos a fee based on the average weekly managed assets that is accrued daily and paid on a monthly basis. The fee paid by the Fund is at the annual rate of 0.80% of managed assets. Because the fees paid to Calamos are determined on the basis of the Fund's managed assets, Calamos's interest in determining whether to leverage the Fund may differ from the interests of the Fund.

         For the first eight years of the Fund's operations, Calamos has contractually agreed to waive its management fee in the amounts, and for the time periods, set forth below:

                       FEE WAIVED                                FEE WAIVED
                   (AS A PERCENTAGE OF                       (AS A PERCENTAGE OF
PERIOD ENDING         AVERAGE WEEKLY      PERIOD ENDING         AVERAGE WEEKLY
   JUNE 30            MANAGED ASSETS)        JUNE 30            MANAGED ASSETS)
--------------     -------------------    -------------      -------------------
     2002(1)               0.25%               2007                  0.25%
     2003                  0.25%               2008                  0.18%
     2004                  0.25%               2009                  0.11%
     2005                  0.25%               2010                  0.04%
     2006                  0.25%

------------------
(1)     From the commencement of operations.

         Calamos has not agreed to waive any portion of its management fees beyond June 30, 2010.

         Under the terms of its investment management agreement with the Fund, except for the services and facilities provided by Calamos as set forth therein, the Fund shall assume and pay all expenses for all other Fund operations and activities and shall reimburse Calamos for any such expenses incurred by Calamos. The expenses borne by the Fund shall include, without limitation:
(a) organization expenses of the Fund (including out-of-pocket expenses, but not including the Manager's overhead or employee costs); (b) fees payable to Calamos; (c) legal expenses; (d) auditing and accounting expenses; (e) maintenance of books and records that are required to be maintained by the Fund's custodian or other agents of the Fund; (f) telephone, telex, facsimile, postage and other communications expenses; (g) taxes and governmental fees; (h) fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations and the expense of attendance at professional meetings of such organizations; (i) fees and expenses of accounting agents, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; (j) payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; (k) expenses of preparing share certificates; (l) expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; (m) expenses relating to investor and public relations provided by parties other than Calamos; (n) expenses and fees of registering or qualifying shares of beneficial interest of the Fund for sale; (o) interest charges, bond premiums and other insurance expenses; (p) freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; (q) the compensation and all expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees of the Fund who are not affiliated persons of Calamos; (r) brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; (s) expenses of printing and distributing reports, notices and dividends to shareholders; (t) expenses of preparing and setting in type, printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto; (u) costs of stationery; (v) any litigation expenses; (w) indemnification of Trustees and officers of the Fund; (x) costs of shareholders' and other meetings; (y) interest on borrowed money, if any; and (z) the fees and other expenses of listing the Fund's shares on the New York Stock Exchange or any other national stock exchange.

         Unless earlier terminated as described below, the investment management agreement will remain in effect until August 1, 2003. The investment management agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or Calamos upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

         FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT MANAGEMENT AGREEMENT. The Fund's investment management agreement is required to be approved before it is entered into and thereafter annually both by the Board of Trustees and a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the Fund's investment management agreement are fair and reasonable and that the agreement is in the Fund's best interests. The Independent Trustees believe that the investment management agreement will enable the Fund to enjoy high quality investment management services at a cost which they deem appropriate, reasonable and in the best interests of the Fund. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees.

         In evaluating the investment management agreement, the Independent Trustees considered Calamos, its affiliates and their personnel, operations and financial condition. The Independent Trustees discussed with representatives of Calamos the Fund's operations and Calamos's ability to provide advisory and other services to the Fund. The Independent Trustees also reviewed, among other things:

         - the investment performance of other Calamos funds with similar investment strategies;

         - the proposed fees to be charged by Calamos for investment management services;

         -  the Fund's projected total operating expenses;

         - the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;

         - the experience of the investment advisory and other personnel providing services to the Fund and the historical quality of the services provided by Calamos; and


     The Independent Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Calamos, as well as the qualifications of its personnel and its financial condition; (2) that the fee and estimated expense ratios of the Fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; (3) the relative performance of other funds managed by Calamos with similar objectives compared to the results of other comparable investment companies and unmanaged indices; and (4) other factors that the Independent Trustees deemed relevant.

         The use of the name "Calamos" in the name of the Fund is pursuant to licenses granted by Calamos, and the Fund has agreed to change the names to remove those references if Calamos ceases to act as investment adviser to the Fund.

         Princeton Administrators, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, will serve as administrator for the Fund. Calamos (and not the Fund) will pay the administrator a monthly fee at an annual rate of 0.125% of the Fund's average weekly managed assets, subject to a monthly minimum fee of $12,500.

                             PORTFOLIO TRANSACTIONS

         Portfolio transactions on behalf of the Fund effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         In executing portfolio transactions, Calamos uses its best efforts to obtain for the Fund the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, Calamos considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

         The Trustees have determined that portfolio transactions for the Fund may be executed through CFS if, in the judgment of Calamos, the use of CFS is likely to result in prices and execution at least as favorable to the Funds as those available from other qualified brokers and if, in such transactions, CFS charges the Fund commission rates consistent with those charged by CFS to comparable unaffiliated customers in similar transactions. The Board of Trustees, including a majority of the Trustees who are not "interested" trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to CFS are consistent with the foregoing standard. The Fund will not effect principal transactions with CFS.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable combination of net price and execution available and such other policies as the Trustees may determine, Calamos may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for that Fund.

         In allocating the Fund's portfolio brokerage transactions to unaffiliated broker-dealers, Calamos may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. Although Calamos believes these services have substantial value, they are considered supplemental to Calamos's own efforts in the performance of its duties under the management agreement. As permitted by Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act"), Calamos may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by Calamos to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of Calamos may indirectly benefit from the provision of these services to Calamos, and the Fund may indirectly benefit from services provided to Calamos as a result of transactions for other clients.

                           REPURCHASE OF COMMON SHARES

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Fund's preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Trustees would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is not currently anticipated that the Board of Trustees would authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its common shares will decrease the Fund's total managed assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

         Before deciding whether to take any action if the common shares trade below net asset value, the Fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                         U.S. FEDERAL INCOME TAX MATTERS

         The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of common shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service ("IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

         The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. If a Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event that the Fund does not so qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute ordinary dividends, which although eligible for the corporate dividend received deduction, would be taxable to shareholders as ordinary income, even though such distributions might otherwise, at least in part, have been treated as long-term capital gains in such shareholder's hands.

         Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains for any year if it fails to meet certain distribution requirements with respect to that year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

         The Fund expects to declare the initial monthly dividend on the common shares within approximately 45 days of the completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after the completion of this offering. The Fund intends to distribute any net short- and long-term capital gains at least annually. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

         In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"). For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations (e.g., partnerships) for U.S. federal income tax purposes will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

         In addition to the 90% income test, the Fund must also diversify its holdings (commonly referred to as the "asset test") so that, at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

         Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional common shares of the Fund pursuant to the Automatic Dividend Reinvestment Plan (the "Plan"). For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains, are taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Dividends from net capital gain (net long-term capital gain in excess of net short-term capital loss), if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to the shareholders annually.

         If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the difference between the amount of undistributed net capital gain included in the shareholder's gross income and the tax deemed paid by the shareholders.

         If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

         Any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under future Treasury regulations, any such transactions that are not directly related to the Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test.

         If the Fund acquires any equity interest (under future Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

         The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

         If the Fund utilizes leverage through borrowing, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Fund's ability to make distributions on its common shares until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its net income as is required under the Code and therefore might jeopardize the Fund's qualification for the reduced rates of corporate tax applicable to certain regulated investment companies and/or might subject the Fund to the nondeductible 4% excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

         If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

         At the time of an investor's purchase of the Fund's shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

         Sales and other dispositions of the Fund's shares are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes (as the following discussion assumes) and the tax treatment of any gains or losses recognized in such transactions. Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments in the Fund.

         The Fund may engage in various transactions utilizing options, futures contracts, forward contracts, hedge instruments, straddles, and other similar transactions. Such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

         Certain distributions by the Fund to its corporate shareholders may qualify for the corporate dividends-received deduction subject to certain holding period requirements and limitations on debt financings under the Code, but only to the extent the Fund earned dividend income from stock investments in U.S. domestic corporations and certain other requirements are satisfied. The Fund is permitted to acquire stocks of U.S. domestic corporations, and it is therefore possible that a small portion of the Fund's distributions, from the dividends attributable to such stocks, may qualify for the dividend-received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.

         The IRS has taken the position that if a regulated investment company has two classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including dividends qualifying for the corporate dividends-received deduction (if any) and net capital gains. Consequently, if both common shares and preferred shares are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the Fund will designate dividends qualifying for the corporate dividends-received deduction (if any), income not qualifying for the dividends-received deduction and net capital gains in a manner that allocates such income between the holders of common shares and preferred shares in proportion to the total distributions made to each class during or for the taxable year, or otherwise as required by applicable law.

         The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REITS's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

         The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

         Federal law requires that the Fund withhold, as "backup withholding," 30% (for calendar years 2002 and 2003) of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund's shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on a separate IRS Form W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

         The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, (i.e., U.S. citizens or residents or U.S. corporations, partnerships, Funds or estates and who are subject to U.S. federal income tax). Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, to backup withholding at the rate of 30% on certain other payments from the Fund. Shareholders should consult their own tax advisors on these matters and on any specific question of U.S. federal, state, local, foreign and other applicable tax laws.

             PERFORMANCE-RELATED, COMPARATIVE AND OTHER INFORMATION

         The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

         From time to time, the Fund and/or Calamos may report to shareholders or to the public in advertisements concerning the performance of Calamos as adviser to clients other than the Fund, or on the comparative performance or standing of Calamos in relation to other money managers. Calamos also may provide to current or prospective private account clients, in connection with standardized performance information for the Fund, performance information for the Fund gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Performance information for the Fund or for other investment companies or accounts managed by Calamos may also be compared to various unmanaged indexes or to other benchmarks, some of which may not be available for direct investment. Any performance information, whether related to the Fund or Calamos, should be considered in light of the Fund's investment objective and policies, the characteristics and quality of the Fund, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

         Past Performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment. At any time in the future, yields and total return may be higher or lower than past yields and total return, and there can be no assurance that any historical results will continue.

         From time to time, Calamos or the Fund may use, in advertisements or information furnished to present or prospective shareholders, information regarding Calamos including, without limitation, information regarding Calamos' investment style, organization, professional staff, clients (including other registered investment companies), assets under management and performance record. These materials may refer to opinions or rankings of Calamos' overall investment management performance contained in third-party reports or publications. Calamos has been dedicated to convertible securities research and investing since 1977. John P. Calamos and Nick P. Calamos have led the research and portfolio management team together since the early 1980s. Calamos employs a disciplined, quantitative investment process which has been designed and refined over 25 years.

         Advertisements for the Fund may make reference to certain other open-end investment companies managed by Calamos, including the Calamos Convertible Fund which was introduced in 1985.

         From time to time, the Fund's advertisements or information furnished to present or prospective shareholders may refer to the returns and yields offered by various types of investments, as well as the yield spreads on such investments. For instance, such advertisements may note, if applicable, that convertibles have outperformed other classes of bonds.

                  CONVERTIBLES OUTPERFORMED OTHER BOND CLASSES

July 1, 1976 to December 31, 2001
Includes Consumer Price Index (CPI)

                      Long-Term           Intermediate              Municipal        Convertible       Corporate
                     Government         Government Bonds              Bonds             Bonds             Bonds              CPI
     Jun-76             $1.00                  $1.00                  $1.00             $1.00             $1.00             $1.00
     Jul-76             $1.01                  $1.01                  $1.01             $1.01             $1.01             $1.01
     Aug-76             $1.03                  $1.03                  $1.02             $1.02             $1.03             $1.01
     Sep-76             $1.04                  $1.04                  $1.02             $1.04             $1.05             $1.01
     Oct-76             $1.05                  $1.05                  $1.02             $1.03             $1.06             $1.02
     Nov-76             $1.09                  $1.09                  $1.06             $1.06             $1.08             $1.02
     Dec-76             $1.12                  $1.09                  $1.09             $1.10             $1.10             $1.02
     Jan-77             $1.08                  $1.07                  $1.09             $1.10             $1.09             $1.03
     Feb-77             $1.08                  $1.08                  $1.09             $1.09             $1.09             $1.04
     Mar-77             $1.08                  $1.08                  $1.10             $1.09             $1.10             $1.05
     Apr-77             $1.09                  $1.09                  $1.11             $1.11             $1.11             $1.06
     May-77             $1.11                  $1.09                  $1.11             $1.12             $1.12             $1.06
     Jun-77             $1.12                  $1.10                  $1.13             $1.15             $1.14             $1.07
     Jul-77             $1.12                  $1.10                  $1.13             $1.14             $1.14             $1.07
     Aug-77             $1.14                  $1.11                  $1.15             $1.13             $1.16             $1.08
     Sep-77             $1.14                  $1.11                  $1.16             $1.12             $1.16             $1.08
     Oct-77             $1.12                  $1.10                  $1.15             $1.11             $1.15             $1.08
     Nov-77             $1.14                  $1.11                  $1.16             $1.14             $1.16             $1.09
     Dec-77             $1.12                  $1.11                  $1.16             $1.14             $1.15             $1.09
     Jan-78             $1.11                  $1.11                  $1.16             $1.12             $1.15             $1.10
     Feb-78             $1.11                  $1.11                  $1.17             $1.12             $1.15             $1.11
     Mar-78             $1.11                  $1.11                  $1.17             $1.15             $1.15             $1.12
     Apr-78             $1.10                  $1.12                  $1.16             $1.18             $1.16             $1.13
     May-78             $1.10                  $1.12                  $1.15             $1.20             $1.16             $1.14
     Jun-78             $1.09                  $1.11                  $1.13             $1.19             $1.16             $1.15
     Jul-78             $1.11                  $1.12                  $1.13             $1.23             $1.17             $1.16
     Aug-78             $1.13                  $1.13                  $1.15             $1.28             $1.19             $1.16
     Sep-78             $1.12                  $1.14                  $1.16             $1.27             $1.19             $1.17
     Oct-78             $1.10                  $1.13                  $1.14             $1.18             $1.17             $1.18
     Nov-78             $1.12                  $1.14                  $1.15             $1.19             $1.18             $1.19
     Dec-78             $1.10                  $1.14                  $1.14             $1.20             $1.17             $1.19
     Jan-79             $1.12                  $1.15                  $1.16             $1.25             $1.19             $1.20
     Feb-79             $1.11                  $1.14                  $1.17             $1.24             $1.19             $1.22
     Mar-79             $1.12                  $1.16                  $1.17             $1.28             $1.20             $1.23
     Apr-79             $1.11                  $1.16                  $1.18             $1.29             $1.20             $1.24
     May-79             $1.14                  $1.18                  $1.19             $1.29             $1.21             $1.26
     Jun-79             $1.18                  $1.21                  $1.20             $1.33             $1.24             $1.27
     Jul-79             $1.17                  $1.21                  $1.21             $1.35             $1.24             $1.29
     Aug-79             $1.16                  $1.20                  $1.20             $1.40             $1.25             $1.30
     Sep-79             $1.15                  $1.20                  $1.19             $1.39             $1.23             $1.31
     Oct-79             $1.05                  $1.14                  $1.12             $1.29             $1.16             $1.33
     Nov-79             $1.08                  $1.18                  $1.12             $1.36             $1.18             $1.34
     Dec-79             $1.09                  $1.19                  $1.12             $1.39             $1.18             $1.35
     Jan-80             $1.01                  $1.18                  $1.11             $1.47             $1.15             $1.37
     Feb-80             $0.96                  $1.10                  $1.05             $1.44             $1.10             $1.39
     Mar-80             $0.93                  $1.12                  $0.99             $1.30             $1.08             $1.41
     Apr-80             $1.07                  $1.25                  $1.06             $1.39             $1.17             $1.43
     May-80             $1.12                  $1.31                  $1.12             $1.49             $1.23             $1.44
     Jun-80             $1.16                  $1.30                  $1.13             $1.54             $1.26             $1.46
     Jul-80             $1.10                  $1.29                  $1.10             $1.62             $1.24             $1.46
     Aug-80             $1.06                  $1.24                  $1.06             $1.65             $1.21             $1.47
     Sep-80             $1.03                  $1.23                  $1.04             $1.67             $1.19             $1.48
     Oct-80             $1.00                  $1.21                  $1.04             $1.70             $1.18             $1.49
     Nov-80             $1.01                  $1.22                  $1.02             $1.80             $1.19             $1.51
     Dec-80             $1.05                  $1.24                  $1.00             $1.77             $1.20             $1.52
     Jan-81             $1.03                  $1.24                  $1.01             $1.74             $1.20             $1.53
     Feb-81             $0.99                  $1.21                  $1.01             $1.76             $1.18             $1.55
     Mar-81             $1.03                  $1.24                  $1.03             $1.86             $1.21             $1.56
     Apr-81             $0.97                  $1.22                  $0.99             $1.85             $1.16             $1.57
     May-81             $1.03                  $1.25                  $1.01             $1.89             $1.20             $1.58
     Jun-81             $1.02                  $1.26                  $1.02             $1.88             $1.21             $1.59
     Jul-81             $0.98                  $1.22                  $0.99             $1.84             $1.19             $1.61
     Aug-81             $0.94                  $1.20                  $0.92             $1.77             $1.16             $1.63
     Sep-81             $0.93                  $1.22                  $0.92             $1.70             $1.14             $1.64
     Oct-81             $1.01                  $1.29                  $0.94             $1.77             $1.19             $1.65
     Nov-81             $1.15                  $1.37                  $0.99             $1.87             $1.30             $1.65
     Dec-81             $1.07                  $1.36                  $0.93             $1.83             $1.26             $1.65
     Jan-82             $1.07                  $1.36                  $0.95             $1.81             $1.26             $1.66
     Feb-82             $1.09                  $1.38                  $0.98             $1.78             $1.28             $1.67
     Mar-82             $1.12                  $1.39                  $0.99             $1.76             $1.30             $1.66
     Apr-82             $1.16                  $1.43                  $1.05             $1.84             $1.33             $1.67
     May-82             $1.16                  $1.45                  $1.06             $1.79             $1.36             $1.69
     Jun-82             $1.14                  $1.43                  $1.04             $1.78             $1.33             $1.71
     Jul-82             $1.19                  $1.50                  $1.08             $1.80             $1.38             $1.72
     Aug-82             $1.29                  $1.57                  $1.15             $1.94             $1.46             $1.72
     Sep-82             $1.36                  $1.62                  $1.20             $2.01             $1.53             $1.72
     Oct-82             $1.45                  $1.70                  $1.23             $2.24             $1.61             $1.73
     Nov-82             $1.45                  $1.72                  $1.21             $2.38             $1.64             $1.73
     Dec-82             $1.50                  $1.75                  $1.26             $2.40             $1.67             $1.72
     Jan-83             $1.45                  $1.75                  $1.28             $2.36             $1.68             $1.72
     Feb-83             $1.52                  $1.80                  $1.32             $2.47             $1.74             $1.72
     Mar-83             $1.51                  $1.79                  $1.34             $2.57             $1.76             $1.72
     Apr-83             $1.56                  $1.83                  $1.38             $2.71             $1.82             $1.74
     May-83             $1.50                  $1.81                  $1.34             $2.74             $1.80             $1.75
     Jun-83             $1.51                  $1.81                  $1.35             $2.82             $1.79             $1.75
     Jul-83             $1.43                  $1.78                  $1.35             $2.80             $1.74             $1.76
     Aug-83             $1.43                  $1.79                  $1.34             $2.70             $1.75             $1.77
     Sep-83             $1.51                  $1.85                  $1.38             $2.73             $1.81             $1.77
     Oct-83             $1.49                  $1.85                  $1.37             $2.66             $1.80             $1.78
     Nov-83             $1.51                  $1.87                  $1.37             $2.74             $1.83             $1.78
     Dec-83             $1.51                  $1.88                  $1.39             $2.70             $1.82             $1.78
     Jan-84             $1.54                  $1.91                  $1.42             $2.71             $1.87             $1.79
     Feb-84             $1.51                  $1.90                  $1.41             $2.60             $1.85             $1.80
     Mar-84             $1.49                  $1.89                  $1.42             $2.61             $1.83             $1.81
     Apr-84             $1.48                  $1.89                  $1.42             $2.59             $1.81             $1.82
     May-84             $1.40                  $1.85                  $1.35             $2.51             $1.76             $1.82
     Jun-84             $1.42                  $1.86                  $1.37             $2.55             $1.78             $1.83
     Jul-84             $1.52                  $1.94                  $1.43             $2.54             $1.84             $1.83
     Aug-84             $1.56                  $1.96                  $1.44             $2.71             $1.88             $1.84
     Sep-84             $1.61                  $2.00                  $1.44             $2.75             $1.92             $1.85
     Oct-84             $1.70                  $2.07                  $1.46             $2.78             $1.99             $1.85
     Nov-84             $1.72                  $2.11                  $1.48             $2.78             $2.03             $1.85
     Dec-84             $1.74                  $2.14                  $1.50             $2.82             $2.04             $1.85
     Jan-85             $1.80                  $2.19                  $1.56             $3.01             $2.10             $1.86
     Feb-85             $1.71                  $2.15                  $1.54             $3.07             $2.06             $1.87
     Mar-85             $1.77                  $2.18                  $1.55             $3.04             $2.09             $1.87
     Apr-85             $1.81                  $2.24                  $1.59             $3.06             $2.14             $1.88
     May-85             $1.97                  $2.35                  $1.64             $3.24             $2.24             $1.89
     Jun-85             $2.00                  $2.37                  $1.66             $3.30             $2.26             $1.89
     Jul-85             $1.96                  $2.36                  $1.67             $3.32             $2.26             $1.90
     Aug-85             $2.01                  $2.40                  $1.67             $3.31             $2.30             $1.90
     Sep-85             $2.01                  $2.43                  $1.65             $3.25             $2.31             $1.91
     Oct-85             $2.08                  $2.47                  $1.69             $3.32             $2.35             $1.91
     Nov-85             $2.16                  $2.51                  $1.74             $3.47             $2.40             $1.92
     Dec-85             $2.28                  $2.58                  $1.77             $3.59             $2.47             $1.92
     Jan-86             $2.27                  $2.60                  $1.84             $3.64             $2.49             $1.93
     Feb-86             $2.53                  $2.67                  $1.91             $3.86             $2.59             $1.93
     Mar-86             $2.73                  $2.76                  $1.92             $4.05             $2.65             $1.92
     Apr-86             $2.70                  $2.78                  $1.92             $4.07             $2.67             $1.91
     May-86             $2.57                  $2.72                  $1.89             $4.14             $2.65             $1.92
     Jun-86             $2.73                  $2.80                  $1.91             $4.20             $2.69             $1.93
     Jul-86             $2.70                  $2.84                  $1.92             $4.07             $2.69             $1.93
     Aug-86             $2.83                  $2.92                  $2.00             $4.23             $2.74             $1.93
     Sep-86             $2.69                  $2.89                  $1.99             $4.12             $2.73             $1.94
     Oct-86             $2.77                  $2.93                  $2.04             $4.25             $2.77             $1.94
     Nov-86             $2.84                  $2.97                  $2.07             $4.26             $2.81             $1.94
     Dec-86             $2.84                  $2.97                  $2.07             $4.23             $2.83             $1.95
     Jan-87             $2.88                  $3.00                  $2.11             $4.48             $2.87             $1.96
     Feb-87             $2.94                  $3.02                  $2.13             $4.64             $2.90             $1.97
     Mar-87             $2.87                  $3.01                  $2.12             $4.70             $2.90             $1.97
     Apr-87             $2.74                  $2.94                  $2.00             $4.59             $2.82             $1.99
     May-87             $2.71                  $2.92                  $1.98             $4.62             $2.81             $1.99
     Jun-87             $2.74                  $2.96                  $2.03             $4.70             $2.84             $2.00
     Jul-87             $2.69                  $2.97                  $2.05             $4.83             $2.84             $2.00
     Aug-87             $2.64                  $2.96                  $2.05             $4.95             $2.83             $2.01
     Sep-87             $2.55                  $2.91                  $1.98             $4.88             $2.78             $2.02
     Oct-87             $2.70                  $3.00                  $1.98             $4.03             $2.82             $2.03
     Nov-87             $2.71                  $3.03                  $2.03             $3.92             $2.85             $2.03
     Dec-87             $2.76                  $3.05                  $2.06             $4.13             $2.89             $2.03
     Jan-88             $2.94                  $3.15                  $2.13             $4.23             $2.98             $2.04
     Feb-88             $2.96                  $3.19                  $2.15             $4.42             $3.02             $2.04
     Mar-88             $2.87                  $3.16                  $2.12             $4.42             $3.01             $2.05
     Apr-88             $2.82                  $3.15                  $2.13             $4.50             $3.00             $2.06
     May-88             $2.79                  $3.13                  $2.13             $4.46             $2.98             $2.07
     Jun-88             $2.90                  $3.19                  $2.17             $4.63             $3.05             $2.08
     Jul-88             $2.85                  $3.17                  $2.18             $4.58             $3.04             $2.09
     Aug-88             $2.86                  $3.17                  $2.19             $4.50             $3.05             $2.10
     Sep-88             $2.96                  $3.23                  $2.22             $4.60             $3.11             $2.11
     Oct-88             $3.05                  $3.28                  $2.27             $4.68             $3.15             $2.12
     Nov-88             $2.99                  $3.24                  $2.25             $4.61             $3.13             $2.12
     Dec-88             $3.03                  $3.24                  $2.28             $4.71             $3.14             $2.12
     Jan-89             $3.09                  $3.28                  $2.31             $4.89             $3.18             $2.13
     Feb-89             $3.03                  $3.26                  $2.29             $4.89             $3.17             $2.14
     Mar-89             $3.07                  $3.28                  $2.29             $4.94             $3.18             $2.15
     Apr-89             $3.12                  $3.35                  $2.34             $5.10             $3.23             $2.17
     May-89             $3.24                  $3.42                  $2.38             $5.20             $3.29             $2.18
     Jun-89             $3.42                  $3.53                  $2.41             $5.19             $3.37             $2.19
     Jul-89             $3.50                  $3.62                  $2.44             $5.35             $3.42             $2.19
     Aug-89             $3.41                  $3.53                  $2.42             $5.45             $3.39             $2.19
     Sep-89             $3.42                  $3.55                  $2.41             $5.44             $3.40             $2.20
     Oct-89             $3.55                  $3.64                  $2.44             $5.32             $3.45             $2.21
     Nov-89             $3.58                  $3.67                  $2.47             $5.37             $3.47             $2.22
     Dec-89             $3.57                  $3.67                  $2.49             $5.36             $3.48             $2.22
     Jan-90             $3.45                  $3.63                  $2.47             $5.19             $3.43             $2.24
     Feb-90             $3.44                  $3.64                  $2.49             $5.25             $3.43             $2.25
     Mar-90             $3.43                  $3.64                  $2.49             $5.33             $3.43             $2.27
     Apr-90             $3.36                  $3.61                  $2.47             $5.23             $3.40             $2.27
     May-90             $3.50                  $3.70                  $2.52             $5.50             $3.49             $2.28
     Jun-90             $3.58                  $3.76                  $2.55             $5.50             $3.54             $2.29
     Jul-90             $3.62                  $3.82                  $2.58             $5.45             $3.58             $2.30
     Aug-90             $3.47                  $3.79                  $2.54             $5.20             $3.53             $2.32
     Sep-90             $3.51                  $3.83                  $2.54             $4.99             $3.53             $2.34
     Oct-90             $3.58                  $3.89                  $2.58             $4.89             $3.55             $2.35
     Nov-90             $3.73                  $3.97                  $2.63             $5.09             $3.62             $2.36
     Dec-90             $3.79                  $4.03                  $2.64             $5.23             $3.67             $2.36
     Jan-91             $3.84                  $4.07                  $2.67             $5.43             $3.71             $2.37
     Feb-91             $3.86                  $4.09                  $2.69             $5.69             $3.76             $2.37
     Mar-91             $3.87                  $4.10                  $2.70             $5.78             $3.79             $2.38
     Apr-91             $3.92                  $4.15                  $2.73             $5.84             $3.84             $2.38
     May-91             $3.93                  $4.17                  $2.75             $5.99             $3.87             $2.39
     Jun-91             $3.90                  $4.16                  $2.75             $5.88             $3.87             $2.40
     Jul-91             $3.96                  $4.22                  $2.78             $6.11             $3.91             $2.40
     Aug-91             $4.10                  $4.32                  $2.82             $6.31             $4.00             $2.41
     Sep-91             $4.22                  $4.42                  $2.85             $6.36             $4.07             $2.42
     Oct-91             $4.24                  $4.47                  $2.88             $6.42             $4.11             $2.42
     Nov-91             $4.28                  $4.53                  $2.88             $6.31             $4.15             $2.43
     Dec-91             $4.53                  $4.65                  $2.94             $6.64             $4.27             $2.43
     Jan-92             $4.38                  $4.56                  $2.94             $6.78             $4.24             $2.43
     Feb-92             $4.40                  $4.57                  $2.95             $6.85             $4.26             $2.44
     Mar-92             $4.36                  $4.53                  $2.95             $6.76             $4.25             $2.45
     Apr-92             $4.37                  $4.58                  $2.98             $6.73             $4.28             $2.46
     May-92             $4.47                  $4.68                  $3.01             $6.84             $4.35             $2.46
     Jun-92             $4.56                  $4.76                  $3.06             $6.77             $4.41             $2.47
     Jul-92             $4.75                  $4.88                  $3.16             $6.97             $4.51             $2.47
     Aug-92             $4.78                  $4.95                  $3.12             $6.94             $4.55             $2.48
     Sep-92             $4.87                  $5.05                  $3.13             $7.07             $4.60             $2.49
     Oct-92             $4.77                  $4.96                  $3.09             $7.12             $4.54             $2.50
     Nov-92             $4.77                  $4.91                  $3.15             $7.29             $4.54             $2.50
     Dec-92             $4.89                  $4.99                  $3.19             $7.43             $4.60             $2.50
     Jan-93             $5.03                  $5.12                  $3.22             $7.60             $4.69             $2.51
     Feb-93             $5.21                  $5.25                  $3.33             $7.58             $4.78             $2.52
     Mar-93             $5.22                  $5.27                  $3.30             $7.78             $4.80             $2.53
     Apr-93             $5.26                  $5.31                  $3.33             $7.73             $4.84             $2.54
     May-93             $5.28                  $5.31                  $3.35             $7.91             $4.84             $2.54
     Jun-93             $5.52                  $5.42                  $3.40             $8.00             $4.93             $2.54
     Jul-93             $5.62                  $5.42                  $3.40             $8.07             $4.96             $2.54
     Aug-93             $5.87                  $5.54                  $3.47             $8.35             $5.05             $2.55
     Sep-93             $5.90                  $5.57                  $3.51             $8.40             $5.07             $2.56
     Oct-93             $5.95                  $5.58                  $3.51             $8.55             $5.09             $2.57
     Nov-93             $5.80                  $5.53                  $3.48             $8.46             $5.05             $2.57
     Dec-93             $5.81                  $5.55                  $3.55             $8.53             $5.08             $2.57
     Jan-94             $5.96                  $5.62                  $3.59             $8.69             $5.14             $2.57
     Feb-94             $5.69                  $5.48                  $3.50             $8.67             $5.05             $2.58
     Mar-94             $5.47                  $5.34                  $3.37             $8.39             $4.94             $2.59
     Apr-94             $5.39                  $5.28                  $3.39             $8.19             $4.89             $2.60
     May-94             $5.34                  $5.28                  $3.41             $8.18             $4.88             $2.60
     Jun-94             $5.29                  $5.27                  $3.40             $8.08             $4.87             $2.61
     Jul-94             $5.48                  $5.35                  $3.45             $8.26             $4.94             $2.61
     Aug-94             $5.43                  $5.37                  $3.46             $8.48             $4.95             $2.62
     Sep-94             $5.25                  $5.28                  $3.41             $8.44             $4.90             $2.63
     Oct-94             $5.24                  $5.27                  $3.36             $8.48             $4.89             $2.63
     Nov-94             $5.28                  $5.23                  $3.30             $8.31             $4.87             $2.64
     Dec-94             $5.36                  $5.26                  $3.37             $8.35             $4.89             $2.64
     Jan-95             $5.51                  $5.36                  $3.45             $8.39             $4.96             $2.65
     Feb-95             $5.66                  $5.48                  $3.54             $8.68             $5.07             $2.66
     Mar-95             $5.72                  $5.52                  $3.57             $8.90             $5.10             $2.67
     Apr-95             $5.81                  $5.60                  $3.57             $9.03             $5.17             $2.68
     May-95             $6.27                  $5.80                  $3.67             $9.24             $5.35             $2.68
     Jun-95             $6.36                  $5.85                  $3.64             $9.61             $5.38             $2.69
     Jul-95             $6.25                  $5.84                  $3.67             $9.98             $5.37             $2.69
     Aug-95             $6.40                  $5.89                  $3.70            $10.01             $5.43             $2.69
     Sep-95             $6.51                  $5.93                  $3.72            $10.15             $5.48             $2.70
     Oct-95             $6.70                  $6.00                  $3.77             $9.92             $5.55             $2.71
     Nov-95             $6.87                  $6.09                  $3.83            $10.25             $5.62             $2.71
     Dec-95             $7.06                  $6.15                  $3.87            $10.26             $5.70             $2.70
     Jan-96             $7.05                  $6.15                  $3.89            $10.38             $5.74             $2.72
     Feb-96             $6.71                  $6.06                  $3.87            $10.67             $5.64             $2.73
     Mar-96             $6.57                  $5.99                  $3.82            $10.68             $5.60             $2.74
     Apr-96             $6.46                  $5.96                  $3.80            $10.99             $5.58             $2.75
     May-96             $6.42                  $5.94                  $3.81            $11.21             $5.57             $2.76
     Jun-96             $6.56                  $6.01                  $3.84            $10.93             $5.63             $2.76
     Jul-96             $6.57                  $6.03                  $3.87            $10.49             $5.64             $2.76
     Aug-96             $6.48                  $6.03                  $3.87            $10.87             $5.64             $2.77
     Sep-96             $6.66                  $6.12                  $3.91            $11.19             $5.74             $2.78
     Oct-96             $6.93                  $6.23                  $3.95            $11.22             $5.85             $2.79
     Nov-96             $7.18                  $6.32                  $4.01            $11.53             $5.95             $2.79
     Dec-96             $6.99                  $6.27                  $4.00            $11.46             $5.91             $2.79
     Jan-97             $6.94                  $6.29                  $4.00            $11.81             $5.93             $2.80
     Feb-97             $6.94                  $6.29                  $4.04            $11.69             $5.95             $2.81
     Mar-97             $6.77                  $6.22                  $3.99            $11.41             $5.88             $2.82
     Apr-97             $6.94                  $6.31                  $4.02            $11.50             $5.96             $2.82
     May-97             $7.01                  $6.36                  $4.07            $11.99             $6.01             $2.82
     Jun-97             $7.14                  $6.43                  $4.11            $12.34             $6.08             $2.82
     Jul-97             $7.59                  $6.60                  $4.21            $13.07             $6.24             $2.83
     Aug-97             $7.35                  $6.53                  $4.18            $13.14             $6.19             $2.83
     Sep-97             $7.58                  $6.63                  $4.22            $13.66             $6.28             $2.84
     Oct-97             $7.84                  $6.73                  $4.24            $13.18             $6.34             $2.85
     Nov-97             $7.96                  $6.73                  $4.27            $13.08             $6.36             $2.84
     Dec-97             $8.10                  $6.80                  $4.33            $13.11             $6.42             $2.84
     Jan-98             $8.26                  $6.89                  $4.36            $13.16             $6.49             $2.85
     Feb-98             $8.21                  $6.88                  $4.36            $13.75             $6.49             $2.85
     Mar-98             $8.22                  $6.90                  $4.36            $14.12             $6.52             $2.86
     Apr-98             $8.25                  $6.94                  $4.34            $14.25             $6.55             $2.86
     May-98             $8.41                  $6.98                  $4.40            $13.85             $6.60             $2.87
     Jun-98             $8.61                  $7.03                  $4.42            $14.01             $6.65             $2.87
     Jul-98             $8.57                  $7.06                  $4.43            $13.83             $6.66             $2.87
     Aug-98             $8.95                  $7.19                  $4.49            $12.22             $6.69             $2.88
     Sep-98             $9.27                  $7.36                  $4.54            $12.49             $6.83             $2.88
     Oct-98             $9.13                  $7.37                  $4.53            $12.96             $6.78             $2.89
     Nov-98             $9.20                  $7.35                  $4.54            $13.68             $6.83             $2.89
     Dec-98             $9.18                  $7.38                  $4.55            $14.64             $6.84             $2.89
     Jan-99             $9.29                  $7.42                  $4.60            $15.15             $6.93             $2.89
     Feb-99             $8.80                  $7.22                  $4.58            $14.60             $6.65             $2.90
     Mar-99             $8.80                  $7.28                  $4.59            $15.30             $6.65             $2.91
     Apr-99             $8.82                  $7.30                  $4.60            $15.55             $6.63             $2.93
     May-99             $8.65                  $7.19                  $4.58            $15.28             $6.52             $2.93
     Jun-99             $8.58                  $7.22                  $4.51            $15.91             $6.41             $2.93
     Jul-99             $8.52                  $7.21                  $4.53            $15.69             $6.34             $2.94
     Aug-99             $8.47                  $7.22                  $4.49            $15.79             $6.32             $2.94
     Sep-99             $8.54                  $7.29                  $4.49            $16.12             $6.38             $2.96
     Oct-99             $8.53                  $7.29                  $4.44            $16.72             $6.41             $2.96
     Nov-99             $8.48                  $7.28                  $4.49            $17.95             $6.40             $2.96
     Dec-99             $8.35                  $7.25                  $4.46            $20.00             $6.33             $2.96
     Jan-00             $8.54                  $7.21                  $4.44            $19.86             $6.32             $2.97
     Feb-00             $8.77                  $7.26                  $4.49            $22.36             $6.38             $2.99
     Mar-00             $9.09                  $7.41                  $4.59            $21.85             $6.48             $3.01
     Apr-00             $9.02                  $7.38                  $4.56            $20.68             $6.41             $3.01
     May-00             $8.97                  $7.42                  $4.54            $19.45             $6.31             $3.02
     Jun-00             $9.19                  $7.56                  $4.66            $21.01             $6.51             $3.03
     Jul-00             $9.35                  $7.61                  $4.72            $20.23             $6.63             $3.04
     Aug-00             $9.57                  $7.72                  $4.79            $21.95             $6.72             $3.04
     Sep-00             $9.42                  $7.79                  $4.77            $21.65             $6.75             $3.06
     Oct-00             $9.60                  $7.85                  $4.82            $20.84             $6.78             $3.06
     Nov-00             $9.90                  $7.99                  $4.86            $18.18             $6.96             $3.07
     Dec-00             $10.15                 $8.16                  $4.98            $18.77             $7.15             $3.07
     Jan-01             $10.15                 $8.24                  $5.03            $20.01             $7.40             $3.09
     Feb-01             $10.34                 $8.33                  $5.04            $18.10             $7.50             $3.10
     Mar-01             $10.27                 $8.39                  $5.09            $17.22             $7.47             $3.11
     Apr-01             $9.95                  $8.29                  $5.03            $18.51             $7.38             $3.12
     May-01             $9.98                  $8.29                  $5.09            $18.44             $7.48             $3.14
     Jun-01             $10.07                 $8.34                  $5.12            $18.15             $7.52             $3.14
     Jul-01             $10.45                 $8.55                  $5.20            $17.74             $7.79             $3.13
     Aug-01             $10.66                 $8.63                  $5.28            $17.33             $7.91             $3.13
     Sep-01             $10.75                 $8.85                  $5.27            $16.34             $7.79             $3.15
     Oct-01             $11.25                 $9.01                  $5.33            $16.79             $8.13             $3.16
     Nov-01             $10.72                 $8.85                  $5.28            $17.36             $7.98             $3.16
     Dec-01             $10.52                 $8.78                  $5.23            $17.67             $7.91             $3.16

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance shown does not represent the past or future performance of any CALAMOS portfolios. It should be noted that for certain periods during July 1, 1976 to December 31, 2001 convertibles have not outperformed some or all other bond classes. Source:
Used with permission. *Ibbotson Associates, Inc. All rights reserved. (Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.) Russell/Mellon Analytics: Credit Suisse First Boston Convertible Index 1982-present. -Convertible 7/76-12/81: Morningstar convertible bond style benchmark, an equally weighted average of individual bond funds. 1/82 -present, Credit Suisse First Boston Convertible Index which is an unmanaged index often used as a performance benchmark for convertible accounts. Generally includes approximately 350 issues, with market caps in excess of $50 million, excluding mandatory and contingent conversion convertibles. Typically issues rated below B- by S&P are excluded. Non-rated convertible bonds are included. -U.S. Long Term Intermediate Bonds '76-12/86: Returns from Government Bond file at the Center for Research and Security Prices at the University of Chicago. For '87-present: Total returns are calculated from the Wall Street Journal prices using the coupon accrual method as the change in the flat or/and interest price. -U.S. Long Term Government Bonds 76-12/76: Returns from Government Bond file at the Center for Research and Security Prices at the University of Chicago. 1/77-present: Constructed with data from the Wall Street Journal and are calculated as the change in the flat or/and interest price. -U.S. Corporate Bond Index 1976- present: Total returns are represented by the Salomon Bros Long Term High Grade Corporate Bond Index, an unmanaged index generally considered representative of higher quality corporate bond market with at least 10 years to maturity. -Municipal 7/76-12/98: Morningstar municipal bond style benchmark -
National: seeks income that is exempt from federal income tax by investing primarily in bonds issued by any state or municipality. As of 1/99 Lehman Bros Municipal Bond Index: Computed twice monthly from prices on approximately 1,100 bonds. Prices are supplied by Kenny Information Systems, Inc. The index is composed of approximately 60% revenue bonds and 40% state government obligations. -Consumer Price Index 76-present: Measure of the changing consumer prices, as determined by the US Bureau of Labor Statistics. -The principal and interest of government bonds, as well as the principal and interest of U.S. Treasury bills are guaranteed by the full faith and credit of the United States. Please remember that one cannot invest in an index. As with other investments, there are risks associated with convertible securities, such as the risk that the issuing company will become insolvent.

         The Fund's advertising materials may also compare the performance of investment companies with differing investment styles, objectives or portfolio contents. Returns for investment companies that invest primarily in bonds may be compared with returns of investment companies investing primarily in equities.

         Advertising or related material may from time to time refer to the Calamos' judgment as to the attractiveness of an investment in closed-end investment companies such as the Fund. Such materials may include specific and general assessments and forecasts regarding the U.S. economy, equity and convertible markets, corporate credit quality, yield spreads, bond prices and other factors, as well as the impact of such factors on the Fund.

                                     EXPERTS

         The financial statements of the Fund as of June 14, 2002 appearing in this statement of additional information has been audited by Ernst & Young, LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois, 60606 independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

             FINANCIAL STATEMENT AND REPORT OF INDEPENDENT AUDITORS

                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholder of
Calamos Convertible Opportunities and Income Fund

We have audited the statement of assets and liabilities as of June 14, 2002 and the related statement of operations for the period from April 17, 2002 (date of organization) through June 14, 2002 for the Calammos Convertible Opportunities and Income Fund (the "Fund"). These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund at June 14, 2002, and the results of its operations for the period from April 17, 2002 (date of organization) through June 14, 2002, in conformity with accounting principles generally accepted in the United States.

Chicago, Illinois
June 18, 2002





                                                   /s/ ERNST & YOUNG LLP

               CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 14, 2002

ASSETS:
Cash ........................................................        $   100,275
Receivable from Investment Adviser ..........................            969,710
Deferred offering costs .....................................                210
                                                                     -----------
Total assets ................................................          1,070,195
                                                                     -----------
LIABILITIES:
Accrued offering costs ......................................            904,920
Accrued organizational expenses .............................             65,000
                                                                     -----------
Total liabilities ...........................................            969,920
                                                                     -----------

Net Assets (7,000 shares of beneficial interest issued and
outstanding; unlimited shares authorized) ...................        $   100,275
                                                                     ===========

Net asset value per share ...................................        $    14.325
                                                                     ===========

                             STATEMENT OF OPERATIONS
FOR THE PERIOD FROM APRIL 17, 2002 (DATE OF ORGANIZATION) THROUGH JUNE 14, 2002

Investment income                                                    $         -
                                                                     -----------
Organizational expenses                                                   65,000
Less: Reimbursement from Investment Adviser                              (65,000)
                                                                     -----------
Net Expenses                                                                   -
                                                                     -----------
Net Investment Income                                                $         -
                                                                     -----------

NOTES

1.   ORGANIZATION

     Calamos Convertible Opportunities and Income Fund (the "Fund") is a diversified, closed-end management investment company incorporated on April 17, 2002, which has had no operations other than the sale and issuance of 7,000 shares of beneficial interest at an aggregate purchase price of $100,275 to Calamos Asset Management, Inc. (the "Investment Adviser"). The Investment Adviser has agreed to reimburse the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $0.03 per share. Accordingly, the Fund's share of offering costs will be recorded as a reduction of the proceeds from the sale of its Common Shares upon the commencement of the Fund's operations. Estimated offering costs to be borne by the Fund total $904,920. Additionally, if the Fund completes an offering of Preferred Shares, the Fund will also pay expenses in connection with such offering.

2.   ACCOUNTING POLICIES

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

3.   AGREEMENTS

     The Fund has entered into an Investment Advisory Agreement with the Investment Adviser, which provides for payment of a monthly fee computed at the annual rate of 0.80% of the Fund's average weekly Managed Assets, as defined. The Investment Adviser has contractually agreed to waive a portion of its management fee for the first eight years of the Fund's operations. The Investment Adviser will waive 0.25% of average weekly Total Managed Assets through June 30, 2007. The waiver is then reduced to 0.18% through June 30, 2008, 0.11% through June 30, 2009 and 0.04% through June 30, 2010.

     The Investment Adviser has entered with the Fund into an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"). The Investment Adviser will pay the Administrator a monthly fee computed at the annual rate of 0.125% of the Fund's average weekly Managed Assets, subject to a monthly minimum fee of $12,500. "Total Managed Assets" means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating "Managed Assets", the liquidation preference of any preferred shares outstanding is not considered a liability.

     In the event that the public offering of the Fund does not occur, the Investment Adviser has agreed to reimburse the Fund for all organizational expenses.

4.   FEDERAL INCOME TAXES

     The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

5.   CONTINGENT RECEIVABLE FROM INVESTMENT ADVISER

     In the event that the public offering of the Fund does not occur, the Investment Adviser has agreed to reimburse the Fund for all organizational expenses.

                    APPENDIX A -- DESCRIPTION OF RATINGS(2)

MOODY'S PRIME RATING SYSTEM

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         Leading market positions in well-established industries. High rates of return on funds employed. Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

MOODY'S DEBT RATINGS

         Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


----------
(2) The ratings indicated herein are believed to be the most recent ratings available at the date of this prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

         Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

         A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

         1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

         2) Notes allowing for negative coupons, or negative principal.

         3) Notes containing any provision which could obligate the investor to make any additional payments.

         Market participants must determine whether any particular note is rated, and if so, at what rating level.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

         A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based, in varying degrees, on the following considerations:

         - Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         -  Nature of and provisions of the obligation;

         - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

         AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC: An obligation rated CC is currently highly vulnerable to nonpayment.

         C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

         N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

         Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.